EXHIBIT 10.59













                           LOAN AND SECURITY AGREEMENT



                            Capital Associates, Inc.
                     Capital Associates International, Inc.

                                      with

                CoreStates Bank, N.A., as Agent and Issuing Bank

                                       and

               Each of the Financial Institutions Now or Hereafter
                       Shown on the Signature Pages hereof

                                TABLE OF CONTENTS

                                                                            PAGE

SECTION 1.  DEFINITIONS AND INTERPRETATION...................................-1-
  1.1    Terms Defined.......................................................-1-
  1.2    Accounting Principles..............................................-17-

SECTION 2.  THE LOANS.......................................................-17-
  2.1    Credit Facility - Description......................................-17-
  2.2    Advances, Conversions, Renewals and Payments.......................-23-
  2.3    Preconditions to Advances and Assignment of Leases and
           Leased Property .................................................-25-
  2.4    Credit Facility Interest...........................................-29-
  2.5    Additional Interest Provisions.....................................-32-
  2.6    Fees...............................................................-33-
  2.7    Prepayments........................................................-34-
  2.8    Use of Proceeds....................................................-36-
  2.9    Indemnity..........................................................-36-
  2.10   Capital Adequacy...................................................-36-

SECTION 3.  COLLATERAL......................................................-37-
  3.1    Description........................................................-37-
  3.2    Lien Documents.....................................................-38-
  3.3    Other Actions......................................................-38-
  3.4    Searches...........................................................-38-
  3.5    Filing Security Agreement..........................................-39-
  3.6    Power of Attorney..................................................-39-

SECTION 4.  CLOSING AND CONDITIONS PRECEDENT TO ADVANCES....................-40-
  4.1    Resolutions, Opinions, and Other Documents.........................-40-
  4.2    Absence of Certain Events..........................................-41-
  4.3    Warranties and Representations at Closing..........................-41-
  4.4    Compliance with this Agreement.....................................-41-
  4.5    Officers' Certificate..............................................-42-
  4.6    Closing............................................................-42-
  4.7    Non-Waiver of Rights...............................................-42-

SECTION 5.  REPRESENTATIONS AND WARRANTIES..................................-42-
  5.1    Corporate Organization and Validity................................-42-
  5.2    Places of Business.................................................-43-
  5.3    Pending Litigation.................................................-43-
  5.4    Title to Collateral................................................-44-

  5.5    Governmental Consent...............................................-44-
  5.6    Taxes..............................................................-44-
  5.7    Financial Statements...............................................-44-
  5.8    Full Disclosure....................................................-45-
  5.9    Subsidiaries.......................................................-45-
  5.10   Guarantees, Contracts, etc.........................................-45-
  5.11   Government Regulations, etc........................................-46-
  5.12   Names..............................................................-47-
  5.13   Other Associations.................................................-48-
  5.14   Environmental Matters..............................................-48-
  5.15   Regulation O.......................................................-48-
  5.16   Capital Stock......................................................-48-
  5.17   INTENTIONALLY OMITTED..............................................-49-
  5.18   Leases and Leased Property.........................................-49-
  5.19   Interrelatedness of Borrowers and Sureties.........................-54-
  5.20   Investment Company.................................................-54-

SECTION 6.  BORROWERS' AFFIRMATIVE COVENANTS................................-55-
  6.1    Payment of Taxes and Claims........................................-55-
  6.2    Maintenance of Properties and Corporate Existence..................-55-
  6.3    Business Conducted.................................................-57-
  6.4    Litigation.........................................................-57-
  6.5    Taxes..............................................................-58-
  6.6    Bank Accounts......................................................-58-
  6.7    Employee Benefit Plans.............................................-58-
  6.8    Warranties for Future Advances.....................................-59-
  6.9    Financial Covenants................................................-59-
  6.10   Financial and Business Information.................................-60-
  6.11   Officers' Certificates.............................................-62-
  6.12   Inspection.........................................................-62-
  6.13   Tax Returns and Reports............................................-63-
  6.14   Material Adverse Developments......................................-63-
  6.15   Places of Business.................................................-63-
  6.16   Sale of Collateral.................................................-63-

SECTION 7.  BORROWERS' NEGATIVE COVENANTS:..................................-64-
  7.1    Merger, Consolidation, Dissolution or Liquidation..................-64-
  7.2    Liens and Encumbrances.............................................-65-
  7.3    Negative Pledge....................................................-65-
  7.4    Transactions With Affiliates or Subsidiaries.......................-65-
  7.5    Guarantees.........................................................-66-
  7.6    Distributions, Redemptions and Other Indebtedness..................-66-

  7.7    Loans and Investments..............................................-66-
  7.8    Use of Lenders' Name...............................................-67-
  7.9    Miscellaneous Covenants............................................-67-
  7.10   Change of Ownership Interests......................................-67-
  7.11   Change of Management...............................................-67-
  7.12   Change of Credit Policy Manual/Depreciation Policy.................-67-

SECTION 8.  DEFAULT.........................................................-67-
  8.1    Events of Default..................................................-67-
  8.2    Cure...............................................................-71-
  8.3    Rights and Remedies on Default.....................................-71-
  8.4    Nature of Remedies.................................................-73-
  8.5    Set-Off............................................................-73-

SECTION 9.  AGENT...........................................................-73-
  9.1    Appointment and Authorization......................................-73-
  9.2    General Immunity...................................................-74-
  9.3    Consultation with Counsel..........................................-74-
  9.4    Documents..........................................................-74-
  9.5    Rights as a Bank...................................................-74-
  9.6    Responsibility of Agent............................................-75-
  9.7    Collections and Disbursements......................................-75-
  9.8    Indemnification....................................................-77-
  9.9    Expenses...........................................................-77-
  9.10   No Reliance........................................................-77-
  9.11   Reporting..........................................................-78-
  9.12   Removal of Agent...................................................-78-
  9.13   Action on Instructions of Lenders..................................-79-
  9.14   Several Obligations................................................-79-
  9.15   Consent of Banks...................................................-79-
  9.16   Participations and Assignments.....................................-81-

SECTION 10.  MISCELLANEOUS..................................................-81-
  10.1   GOVERNING LAW......................................................-82-
  10.2   Integrated Agreement...............................................-82-
  10.3   Waiver.............................................................-82-
  10.4   Time...............................................................-83-
  10.5   Expenses of Agent..................................................-83-
  10.6   Brokerage..........................................................-83-
  10.7   Notices............................................................-84-
  10.8   Waiver of Subrogation..............................................-85-
  10.9   Additional Waivers.................................................-85-
  10.10  Headings...........................................................-86-

  10.11  Survival...........................................................-86-
  10.12  Successors and Assigns.............................................-87-
  10.13  Duplicate Originals................................................-87-
  10.14  Modification.......................................................-87-
  10.15  Signatories........................................................-87-
  10.16  Third Parties......................................................-87-
  10.17  Discharge of Taxes, Borrower's Obligations, Etc....................-87-
  10.18  Withholding and Other Tax Liabilities..............................-88-
  10.20  Consent to Jurisdiction............................................-89-
  10.21  Waiver of Jury Trial...............................................-89-
  10.22  Information to Participant.........................................-89-

SECTION 11.  SPECIAL INTER-BORROWER/SURETY PROVISIONS.......................-90-
  11.1   Certain Borrower and Surety Acknowledgments and Agreements.........-90-
  11.2   Maximum Amount Of Joint and Several Liability......................-91-
  11.3   Authorization of Parent by Borrowers and Sureties .................-91-

                                  EXHIBIT LIST

Exhibit  2.1(b)      --    Form of Revolving Credit Note
Exhibit  2.1(c)(ii)  --    Form of Working Capital Note
Exhibit  2.1(c)(iii) --    Form of Term Loan Note
Exhibit  2.1(d)      --    Form of Acquisition Term Loan Note
Exhibit  2.1(f)      --    Form of Borrowing Base Certificate
Exhibit  2.3(b)      --    Form of Assignment Agreement
Exhibit  5.1         --    Borrower's States of Qualifications
Exhibit  5.2         --    Places of Business
Exhibit  5.3         --    Judgments, Proceedings, Litigation and Orders
Exhibit  5.9         --    Subsidiaries and Affiliates
Exhibit  5.10        --    Existing Guaranties, Investments and Borrowings, etc.
Exhibit  5.11        --    Employee Benefit Plans
Exhibit  5.12(a)     --    Schedule of Names
Exhibit  5.12(b)     --    Trademarks, Patents and Copyrights
Exhibit  5.13        --    Other Associations
Exhibit  5.14        --    Environmental Matters
Exhibit  5.16        --    Capital Stock
Exhibit  5.18        --    Form of Lease
Exhibit  6.11        --    Officers' Certificates
Exhibit  7.2         --    Permitted Liens
Exhibit  7.7         --    Permitted Investments

                                    SCHEDULES



Schedule A           --    Schedule and Addresses of Lenders
Schedule B           --    Private Investor Programs

                           LOAN AND SECURITY AGREEMENT


      This Loan and Security Agreement ("Agreement") is dated this 26th day of November, 1997, by and among Capital Associates, Inc. ("Parent") and Capital Associates International, Inc. ("CAII" and collectively with Parent, sometimes referred to as "Borrowers" and each individually referred to as a "Borrower"), CoreStates Bank, N.A., a national banking association in its capacity as agent, ("Agent") and CoreStates Bank, N.A. ("CoreStates") and the financial institutions listed on the signature pages hereto and on Schedule A attached hereto and made a part of this Agreement (as such Schedule may be amended, modified or replaced from time to time), in their capacity as lenders (singly, each is a "Lender" and collectively, all are "Lenders") and the Sureties (as defined below).

                                   BACKGROUND

      A. Borrowers are in the business of leasing personal property to Lessees pursuant to leases. Borrowers wish to enter into this Agreement in order to obtain advances from Lenders, from time to time, up to the Maximum Credit Limit subject to the terms and provisions hereinafter set forth.

      B. The parties desire to define the terms and conditions of their relationship to writing.

      NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.  DEFINITIONS AND INTERPRETATION

      1.1 Terms Defined: As used in this Agreement, the following terms have the following respective meanings:

             Account - Any right to payment for goods sold or leased or for services rendered which is not evidenced by an instrument or chattel paper, whether or not it has been earned by performance.

             Accrual Leases - A lease for which only a commitment to lease exists but is included in the Borrowers' records as a lease for accounting purposes pursuant to SFAS No. 23, thereby resulting in the Borrowers' recording of an accrued equipment payable as a liability and the corresponding leased equipment as an asset, although Borrowers have no legal liability to pay any vendors until the actual lease documents are executed and delivered. An Accrual Lease shall not be included in either of the Borrowing Bases.

             Acquisition Agreement - That certain Stock Purchase Agreement with respect to the stock of Connecting Point, by and among Connecting Point Sellers, as seller, and CAII, as buyer.

             Acquisition Term Loan - Section 2.1(d)

             Acquisition Term Note - Section 2.1(d)

             Advance(s) - Any monies advanced or credit extended to, or for the benefit of, Borrower by any Lender under the Credit Facility.

             Affiliate - As to any person, each other person that directly, or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the person in question.

             Agent's Fee - Section 2.6(a).

             Agreement - This Loan and Security Agreement, as it may hereafter be amended, supplemented or replaced from time to time.

             Applicable Base Rate Margin - With respect to each type of Loan, the corresponding percentage:

                  Type of Loan              Applicable Base Rate Margin
                  ------------              ---------------------------

              Revolving Credit Loans                    0%
              Working Capital Loans                   .25%
              Acquisition Term Loan                   .75%
              Term Loan                               .75%

             Applicable Coverage Ratio - With respect to the Collateral Coverage Ratio, at all times during the Initial Term, 1.75:1 and at all times thereafter 2.0:1.

             Applicable LIBOR Margin - With respect to each type of Loan the corresponding percentage:

                      Type of Loan              Applicable LIBOR Margin
                      ------------              -----------------------

                  Revolving Credit Loans                  2.5%
                  Working Capital Loans                   2.75%
                  Acquisition Term Loan                   3.00%
                  Term Loan                               3.00%

             Assignment Agreement - Section 2.3(b).

             Authorized Officer - Any officer of a Borrower and/or Surety authorized by specific resolution of such Borrower or Surety to execute the Loan Documents, as set forth in the incumbency certificates referred to in Section 4.1(d) of this Agreement.

             Base Rate - The Prime Rate plus the Applicable Base Rate Margin.

             Base Rate Loan - That portion of any Loan under the Credit Facility on which interest accrues at the Base Rate.

             Base Rate Option - Section 2.4.

             Books and Records - All of Borrower's original ledger cards, payment schedules, credit applications, contract rights, liens, security instruments, guarantees and other General Intangibles relating in any way to the Leases or Leased Property.

             Borrowing Bases - Collectively the Warehouse Borrowing Base and Working Capital Borrowing Base.

             Borrowing   Rate  -  The   interest   rate,   as  of  any  date  of
determination, applicable to each Loan, or portion thereof.

             Business Day - Any day that is not a Saturday or Sunday or day on which Agent or any Lender is required or permitted to close.

             CAI Mexico - Capital Associates International de Mexico S. de R.L. de C.V.

             Cash Collateral - Cash or marketable securities pledged and delivered to Agent for the benefit of Lenders pursuant to documentation in form and substance satisfactory to Agent.

             Chattel Paper - The meaning ascribed thereto in the Pennsylvania Uniform Commercial Code.

             Class B Distribution - The right of CAII, as a Class B Limited Partner to receive any and all distributions payable to the Class B Limited Partner in accordance with terms of the partnership agreement related to each PIF.

             Class B Interest - The limited partnership interest held by CAII, as a Class B Limited Partner in each of the PIFs, which includes without limitation the Class B Distribution.

             Closing - Section 4.6.

             Closing Date - Section 4.6.

             Collateral - Section 3.1.

             Collateral Coverage Ratio - As of any date of determination, the ratio of (i) the Working Capital Borrowing Base to (ii) the aggregate outstanding balance of the Term Loan and all Working Capital Loans minus the amount of Cash Collateral to the extent it exceeds $100,000, as of such date.

             Connecting Point - DBL, Inc., d/b/a Connecting Point.

             Connecting Point Security Agreement - Section 2.3(c).

             Connecting  Point  Sellers  - Brent  W.  Richardson  and  Diane  A.
Richardson  for  themselves  and  as  guardians  of  their   children,   Michael
Richardson, Suzanne Richardson, Sarah Richardson and Megan Richardson.

             Connecting Point Surety Agreement - Section 2.3(c).

             Contract Rights - All rights under contracts not yet earned by performance.

             Credit Facility - Section 2.1(a).

             Credit Policy Manual - The Lease Underwriting Standards of Parent, dated as of November, 1997.

             Current Term - The Initial Term during the period of the Initial Term, and any renewal or extended term during the term thereof, if Lenders elect, in their sole discretion to renew or extend the Credit Facility.

             Defaulted Lease - Any Lease which does not meet the requirements of an Eligible Lease.

             Delinquent Leases - Those leases which are more than 60 days contractually past due, provided however, that leases with a corresponding lessee with a Designated Credit Rating of 1 or 2 (up to an aggregate amount at any one time not to exceed $5,000,000) shall not be considered Delinquent Leases if they more than 60 but less than 150 days contractually past due during the initial 5 months of the lease term solely because of administrative delays on the part of the lessee in setting up and commencing the rental payments.

             Delinquency Percentage - The percentage which the net book value of all Delinquent Leases in Borrowers' entire lease portfolio, including without limitation all leases for which Borrowers provide servicing (other than those leases sold to third party investors other than a PIF or pursuant to a Private Investor Program) ("Lease Portfolio") bears to the net book value of Borrowers' entire Lease Portfolio.

             Designated Credit Rating - The credit rating assigned to a Lessee pursuant to the Credit Policy Manual, Appendix C, Credit Risk Rating Guidelines.

             Direct Finance Lease - A Lease which is treated as a capital lease under GAAP and is included as an asset on Borrowers' Financial Statements, as a direct finance lease.

             Distribution -

             (1) Dividends or other distributions on capital stock of Borrower; and

             (2) The redemption, repurchase or acquisition of such stock or of warrants, rights or other options to purchase such stock.

             Documents - The meaning ascribed thereto in the Pennsylvania Uniform Commercial Code.

             EBIT - Borrowers' Net Income, plus interest expenses (excluding any interest expense which is otherwise characterized as Nonrecourse Debt) and income taxes determined on a consolidated basis, in accordance with GAAP.

             Eligible Lease(s) - All Leases which meet all of the following specifications: (1) are not subject to any Lien, security interest or prior assignment other than Agent's security interest for the benefit of Lenders and the rights of the Lessees thereunder; (2) are valid and enforceable Leases, representing the undisputed obligation of each Lessee which are not Delinquent Leases; (3) are noncancellable, not subject to any defense, set off, counterclaim, deduction, or allowance or adjustment; (4) provide for the lease of Leased Property which has not been returned, rejected, lost or damaged; (5) arose in the ordinary course of Borrower's business; (6) Borrower has not received notice of bankruptcy, receivership, reorganization, insolvency or material adverse change in the financial condition of the Lessee; (7) the Lessee is not a Subsidiary or Affiliate of Borrower, does not control Borrower, and is not under the control of or under common control with Borrower; (8) are not Defaulted Leases and comply with all general representations and warranties set forth in Section 5.18 hereof; (9) are Leases which have not been an "Eligible Lease" under the Warehouse Borrowing Base for more than 360 days in the aggregate; and (10) are Leases with stated terms of not greater than 84 months.

             Eligible Warehouse Leases - Those Leases which have been designated by Borrower for inclusion in the Warehouse Borrowing Base and which are otherwise Eligible Leases and which may include Progress Payments which meet all of the specifications of an Eligible Lease except that the Lease has not yet commenced, provided that such Progress Payments may only be included in the Warehouse Borrowing Base for a period not to exceed 180 days.

             Eligible Working Capital Leases - Those Leases which have been designated by Borrower for inclusion in the Working Capital Borrowing Base and which are otherwise Eligible Leases.

             Equipment - The meaning ascribed thereto in the Pennsylvania Uniform Commercial Code.

             ERISA - The Employee Retirement Income Security Act of 1974, as the same may be amended, from time to time.

             Event of Default - Section 8.1.

             Excess Cash Flow - Section 2.7(d).

             Excess Cash Flow Payment - Section 2.7(d).

             Expenses - Section 10.5.

             Federal Funds Rate - A fluctuating per annum interest rate equal, for each day, to the weighted average of the rates for overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next succeeding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transaction's received by the Agent from three (3) federal funds brokers of recognized standings selected by the Agent.

             Financial Statements - The financial statements of Borrowers and/or Sureties, as applicable, prepared in accordance with GAAP.

             Funded Lease  Residuals - The value of Related  Equipment  which is
(i) owned by a Borrower, (ii) located in the United States, and (iii) and is subject to the perfected Lien of Agent for the benefit of Lenders subject only to the rights of providers of the Nonrecourse Debt or the purchasers of the lease corresponding to the Related Equipment, as the case may be, where Borrower has granted a first prior Lien to the provider of Nonrecourse Debt associated with the corresponding lease, or sold all of its right to payments under the corresponding lease and, in either case, Borrower retained the right to own, release or sell the Related Equipment free and clear of any other competing interests upon termination of the corresponding lease and that none of the Nonrecourse Debt provides for cross-collateralization to Related Equipment not associated with the specific corresponding lease.

             GAAP - Generally accepted accounting principles as in effect on the Closing Date, as may be amended from time to time, and in any event, consistently applied.

             General Intangibles - The meaning ascribed thereto in the Pennsylvania Uniform Commercial Code and shall include, but not be limited to, all contract rights, chattel paper, documents, instruments, books, records, ledgers, journals, check books, print outs, blue prints, designs, computer programs, computer tapes, punch cards, formulae, drawings, customer lists, choses in action, claims, goodwill, designs and plans, licenses, license agreements, tax and all other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, patents, patent application, trademarks, trade names, trade styles, trademark applications and copyrights.

             Good Business Day - Any Business Day when banks in Philadelphia, Pennsylvania and London, England are open for business.

             Hazardous Substance - Section 5.14.

             Initial Term - Section 2.1(e).

             Interest Coverage Ratio - The ratio of EBIT to interest expense (excluding any interest expense which is otherwise characterized as Nonrecourse
Debt), determined in accordance with GAAP on a consolidated, rolling four quarter basis.

             Instruments - The meaning ascribed thereto in the Pennsylvania Uniform Commercial Code.

             Inventory - The meaning ascribed thereto in the Pennsylvania Uniform Commercial Code and shall include all additions, improvements, accessions, attachments, upgrades, replacements and substitutions thereto or therefor.

             Issuing Bank - CoreStates Bank, N.A., or its successors and assigns.

             IRS - Section 6.7.

             L/C Sublimit - A sublimit under the Working Capital Facility for documentary/merchandise Letters of Credit limited to an aggregate face amount at any one time outstanding, whether drawn and unpaid or undrawn, of $3,000,000.

             Lease(s) - All of each Borrower's Accounts, Documents, General Intangibles, Instruments and Chattel Paper arising in connection with each and every equipment lease, and/or schedule to a master lease agreement, assigned to Lenders and/or Agent for the benefit of Lenders, or now or hereafter designated on any schedule or Assignment Agreement as being assigned to Lenders and/or Agent for the benefit of Lenders. The term "Lease" includes Direct Finance Leases and Operating Leases, and (i) all payments to be made thereunder, (ii) all rights of such Borrower therein, and (iii) any and all amendments, renewals, extensions or guarantees thereof.

             Lease Collateral - All now or hereafter existing Leases and Leased Property, Books and Records and all cash and noncash proceeds, thereof, including insurance proceeds.

             Leased Property - Any property leased or to be leased or financed by a Borrower pursuant to a Lease or Progress Payments; the term "Leased Property" includes all of such Borrower's Inventory and/or Equipment so leased and any and all additions, improvements, accessions, attachments, upgrades, replacements and substitutions thereto and therefor.

             Lender's Loan Balance - The aggregate outstanding principal balance of Advances owing to a Lender at any particular time or from time to time.

             Lessee - The lessee(s) or obligor(s) responsible for payment and/or performance under a Lease or Progress Payment.

             Letters of Credit - Section 2.1(c).

             Liabilities - Collectively, all liabilities of every kind of each Borrower including, without limitation, those liabilities as would be shown on a consolidated Financial Statement of Borrowers prepared in accordance with GAAP, and all contingent liabilities and obligations of each Borrower (including guaranty obligations) whether or not shown on the consolidated Financial Statements of Borrowers, other than Nonrecourse Debt and following consummation of the Acquisition Agreement, accounts payable of Connecting Point which are less than 30 days past the invoice date.

             Liabilities to Tangible Net Worth Ratio - At any time, the ratio of
(i) total Liabilities to (ii) Tangible Net Worth, determined on a consolidated basis.

             LIBOR Based Rate - The LIBOR Rate plus the Applicable LIBOR Margin.

             LIBOR Based Rate Loan - That portion of any Loan under the Credit Facility on which interest accrues at the LIBOR Based Rate.

             LIBOR Interest Period - Section 2.4(b)(ii).

             LIBOR Rate - An annual rate of interest (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined by CoreStates as being the rate quoted to the principal London Branch of CoreStates Bank, N.A. at approximately 11:00 a.m. London time for the offering by leading banks in the London interbank market of U.S. Dollar deposits in immediately available funds for the LIBOR Interest Period elected by Borrowers, in effect two Business Days prior to the funding date for a requested LIBOR Based Rate Loan (including those requested in connection with the conversion of a Loan(s) subject to the Base Rate Option to a LIBOR Based Rate Loan in accordance herewith), or for a LIBOR Based Rate Loan which Borrowers have elected to continue as a LIBOR Based Rate Loan beyond the expiration of the then current LIBOR Interest Period with respect thereto, for deposits of dollars in amounts equal (as nearly as may be estimated) to the amount of the LIBOR Based Rate Loan which shall then be loaned by Lenders to Borrower as of the time of such determination, as such rate may be adjusted by the reserve percentage applicable during the LIBOR Interest Period in effect (or if more than one such percentage shall be applicable, the daily average of such percentages or those days in such LIBOR Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including without limitation, any emergency, supplemental or other marginal reserve requirement) for CoreStates with respect to liabilities or assets consisting of or including "Eurocurrency Liabilities" as such term is defined in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time, having a term equal to such LIBOR Interest Period but without the benefit of credit proration, exemptions, or offsets that might otherwise be available from time to time under Regulation D ("Eurocurrency Reserve Requirement"). Such adjustment shall be effectuated by calculating, and the LIBOR Rate shall be equal to, the quotient of (i) the rate determined by CoreStates divided by (ii) one minus the Eurocurrency Reserve Requirement plus (iii) the Assessment Rate if applicable. The "Assessment Rate" for purposes of this definition means the average rate at which premiums for deposit insurance are then charged by the Federal Deposit Insurance Corporation (or any successor) to CoreStates for time deposits at foreign branches.

             LIBOR Rate Option - Section 2.4.

             Lien - Any interest of any kind or nature in property securing an obligation owed to, or a claim of any kind or nature in Property by, a Person other than the owner of the Property, whether such interest is based on the common law, statute, regulation or contract, and including, but not limited to, a security interest or lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt, a lease, consignment or bailment for security purposes, a trust, or an assignment.

             Loans - Collectively all Revolving Credit Loans, the Term Loan, the Acquisition Term Loan and Working Capital Loans, and each is sometimes referred to as a "Loan" or "type of Loan".

             Loan Documents - This Agreement, the Notes, the Surety Agreement, the Pledge Agreement, the Surety Security Agreements and all agreements, instruments and documents executed and/or delivered from time to time in connection with the foregoing, all as amended or replaced from time to time.

             Majority   Lenders  -  At  any  time,   Lenders  holding  Pro  Rata
Percentages aggregating at least fifty-one (51%) percent of the total Credit Facility at such time.

             Maturity Date - The last day of the then Current Term.

             Maximum Credit Limit - The sum of the Pro Rata Shares, which at the time of Closing equals Sixty Million Dollars ($60,000,000).

             Net Income - The consolidated net income after taxes of Borrowers as such would appear on Borrowers' consolidated statement of income, prepared in accordance with GAAP.

             Nonrecourse   Debt  -  All   Liabilities  of  Borrowers  which  (i)
correspond to Accrual Leases or (ii) are non-recourse in nature and treated as non-recourse obligations on Borrowers' Financial Statements.

             Notes - Collectively the Revolving Credit Notes, Term Notes, the Acquisition Term Notes and Working Capital Notes.

             Obligations - All existing and future  liabilities  and obligations of every kind or nature at any time owing by Borrowers, or either of them, to Lenders and/or to Agent, whether joint or several, related or unrelated, primary or secondary, matured or contingent, due or to become due, and whether principal, interest, fees or Expenses, including, without limitation, obligations in respect of the Credit Facility and any extensions, modifications, substitutions, increases and renewals thereof, and the payment of all amounts advanced by Agent (or any Lender after the occurrence of an Event of Default) to preserve, protect and enforce rights hereunder and in the Collateral and all Expenses incurred by Agent (or any Lender after the occurrence of an Event of Default) in connection therewith.

             Operating Lease - A Lease not characterized as a "capital lease" under GAAP and is included as an asset on Borrowers' Financial Statements as an "operating lease".

             PBGC - Section 6.7.

             Pennsylvania   Uniform   Commercial  Code  or  UCC  -  The  Uniform
Commercial Code as enacted in Pennsylvania, as the same shall be amended from time to time.

             Permitted Liens - Section 7.2.

             Person - An individual, partnership, corporation, limited liability company, trust, unincorporated association or organization, joint venture or any other entity.

             PIF - Each of Capital Preferred Yield Fund, Capital Preferred Yield Fund II, Capital Preferred Yield Fund III, Capital Preferred Yield Fund IV, Capital Preferred Yield Fund V and Paine Webber Preferred Yield Fund, which are considered Public Income Funds, and collectively they are referred to as PIFs.

             PIF Collateral - The right of each Surety, as the general partner of a PIF to receive management fees, acquisition fees, and general partner distributions in conjunction with the management of, and ownership interest in, the related PIF.

             Pledge Agreement - That certain collateral pledge agreement from Parent in favor of Agent for the benefit of Lenders.

             Potential Lessee - See definition of "Progress Payments."

             Prime Rate - That per annum rate designated or announced by Agent at its principal office from time to time as its prime rate of interest, which may be greater or less than other interest rates charged by Agent to other borrowers and is not solely based or dependent upon the interest rate which Agent may charge any particular borrower or class of borrowers.

             Private Investor Programs - Those certain private investor programs identified on Schedule B attached hereto and made a part hereof.

             Progress Payments - Payments owed by a third party ("Potential Lessee") who has executed a binding lease commitment with a Borrower, pursuant to an agreement whereby such Potential Lessee has agreed to repay such Borrower in installments for the purchase price advanced by Borrower in conjunction with equipment purchases relating to equipment delivered to the Potential Lessee prior to the commencement date of the corresponding lease which is the subject of the lease commitment, and where such Borrower either owns such equipment subject to no other Liens or holds a perfected first Lien and security interest in such equipment.

             Pro Rata Percentage - Section 2.1(a)(ii).

             Pro Rata Share - Section 2.1(a)(ii).

             Property - Any interest of a Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

             Regulation  D -  Regulation  D of the  Board  of  Governors  of the
Federal Reserve System, comprising Part 204 of Title 12, Code of Federal Regulations, as amended, and any successor thereto.

             Related Equipment - With respect to a lease which is not a "Lease" hereunder, the personal property leased pursuant thereto.

             Retained Residuals - The rights and interests of a Borrower, determined on a present value basis, to share in the remaining value of Related Equipment subject to a lease which has been sold by such Borrower to a third party and which rights and interests of such Borrower are set forth in a legal, valid and binding written agreement between such Borrower and the purchaser of such lease and Related Equipment.

             Revolving Credit Notes - Section 2.1(b).

             Securitization Certificate(s) - The "B" or "C" piece certificates evidencing a subordinate interest in a securitization transaction which corresponds to the residual value of equipment owned by a special purpose subsidiary of a Borrower.

             Securitization Residual Financing - Loans made to a Borrower secured only by such Borrower's interest in the corresponding Securitization Certificate.

             Senior Management Team - Dennis Lacey, Richard Abernethy, Anthony DiPaolo and Jack Olmstead.

             Subordination Agreement - That certain subordination agreement by and among Connecting Point Sellers, as sellers under the Acquisition Agreement, Borrowers and Agent on behalf of Lenders.

             Subsidiary - Any orporation or limited liability company more than fifty percent (50%) of whose voting stock or ownership interest is legally and beneficially owned by Borrower or owned by a corporation or limited liability company more than fifty percent (50%) of whose voting stock or ownership interest is legally and beneficially owned by a Borrower.

             SuperMajority Lenders - At any time, Lenders holding Pro Rata Percentages aggregating at least sixty-six and two-thirds (66-2/3%) percent of the aggregate amount outstanding under the Credit Facility at such time.

             Sureties - Collectively, CAI Equipment Leasing II Corp., CAI Equipment Leasing III Corp., CAI Equipment Leasing IV Corp., CAI Partners Management Company, Capital Equipment Corporation, CAI Equipment Leasing V Corp., CAI Equipment Leasing VI Corp., CAI Leasing Canada, Ltd., CAI-Mexico,
Whitewood Equipment Corporation f/k/a Whitewood Credit Corporation, CAI Securities Corporation and CAI Lease Securitization I Corp., and following consummation of the Acquisition Agreement, Connecting Point.

             Surety Agreement - Section 3.7

             Surety Security Agreement(s) - Those certain security agreements from each of the Sureties, including following consummation of the Acquisition Agreement, the Connecting Point Security Agreement.

             Tangible Net Worth - At any time means, with respect to Borrowers on a consolidated basis, the amount of stockholders equity (excluding the value of leased equipment relating to Accrual Leases, trademarks, goodwill, covenants not to compete, deferred closing costs in conjunction with this Agreement and all other intangible assets as that term is defined under GAAP).

             Term Loan - Section 2.1(c)(iii).

             Term Loan Notes - Section 2.1(c)(iii).

             Unmatured Event of Default - An event or condition which with the passage of time, the giving of notice, or both would become an Event of Default.

             Unused Line Fee - Section 2.6(b).

             Warehouse Borrowing Base - As of any date of determination, an amount equal to the lesser of (i) the Warehouse Sublimit and (ii) the sum of
(A)95% of the present value of the remaining scheduled payments due under Eligible Warehouse Leases characterized as Direct Finance Leases or Progress
Payments plus (B) 95% of the cost of the Leased Property associated with Eligible Warehouse Leases characterized as Operating Leases, less advanced rentals, security deposits and other "up-front" monies received and the scheduled monthly depreciation through the date of determination. For purposes of calculating the present value of the remaining payments due under Eligible Warehouse Leases, the gross lease receivables due under the Eligible Warehouse Leases shall be discounted to present value using a discount rate equal to the highest applicable Borrowing Rate corresponding to Revolving Credit Loans.

             Warehouse Sublimit - an amount equal to $51,000,000.

             Working Capital Borrowing Base - As of any date of determination, without duplication, the sum of (A)95% of the present value of the remaining scheduled payments due under Eligible Working Capital Leases characterized as Direct Finance Leases plus (B) 95% of the cost of the Leased Property associated with Eligible Working Capital Leases characterized as Operating Leases, less advanced rentals, security deposits and other "up- front" monies received and the scheduled monthly depreciation through the date of determination, plus (C) the present value of the aggregate Class B Distributions and PIF Collateral, plus (D) the present value of the Funded Lease Residuals, plus (E) 50% of the Retained Residuals. For purposes of calculating the present value of the respective portions of the Working Capital Borrowing Base, the gross receivables due or anticipated to be paid shall be discounted to present value using a discount rate equal to the highest applicable Borrowing Rate corresponding to Working Capital Loans.

             Working Capital Facility - Section 2.1(c)(i).

             Working Capital Notes - Section 2.1(c)(ii).

             Working Capital Sublimit - an amount equal to $5,000,000.

      1.2 Accounting Principles: Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, this shall be done in accordance with GAAP, to the extent applicable, except as otherwise expressly provided in this Agreement.

SECTION 2.  THE LOANS

      2.1    Credit Facility - Description:

             (a)   General Terms:

                   (i) Subject to the terms and conditions of this Agreement, each Lender, severally hereby establishes for the joint and several benefit of Borrowers a credit facility (collectively referred to as "Credit Facility") which shall include Advances extended by Lenders to or for the benefit of Borrowers from time to time hereunder in the form of warehouse revolving credit loans ("Revolving Credit Loans"), working capital revolving credit loans ("Working Capital Loans"), a term loan to finance the acquisition of Connecting Point ("Acquisition Term Loan") and a general working capital term loan ("Term Loan"). The aggregate outstanding principal amount of all (x) Loans, at any time, shall not exceed the Maximum Credit Limit; (y) Revolving Credit Loans, at any time shall not exceed the Warehouse Borrowing Base; and (z)

Working Capital Loans shall not exceed the Working Capital Sublimit. In addition, the aggregate outstanding balance of all Working Capital Loans plus the outstanding balance of the Term Loan shall not exceed $7,800,000 and the Collateral Coverage Ratio shall at all times be at least equal to the Applicable Coverage Ratio. Subject to such limitation, the outstanding balance of all Revolving Credit Loans and Working Capital Loans may fluctuate from time to time, to be reduced by repayments made by Borrower, to be increased by future Revolving Credit Loans and/or Working Capital Loans which may be made by Lenders. In no event shall Borrowers request a Revolving Credit Loan with an initial principal amount which is less than $500,000 or a Working Capital Loan with an initial principal amount which is less than $250,000. If the aggregate outstanding amount of all Loans exceeds the Maximum Credit Limit, Borrowers shall immediately repay such excess in full. If the aggregate outstanding amount of all Revolving Credit Loans exceeds the Warehouse Borrowing Base, Borrowers shall either immediately (x) repay such excess in full or (y) pledge additional Eligible Warehouse Leases in accordance with the terms hereof. If the Collateral Coverage Ratio falls below the Applicable Coverage Ratio, Borrowers shall either immediately repay an amount, or pledge additional Working Capital Leases, such that the Collateral Coverage Ratio equals at least the Applicable Coverage Ratio. Agent has the right at any time and from time to time, in its reasonable discretion, (but without any obligation) to set aside reasonable reserves against the Borrowing Bases in such amounts as it may deem appropriate. The Obligations of Borrowers under the Credit Facility and this Agreement shall at all times be joint and several and absolute and unconditional.

                   (ii) Subject to the terms and conditions of this Agreement, each Lender severally, agrees to lend to Borrowers an amount equal to such Lender's respective percentage (as to each Lender, the percentage of the Credit Facility set forth opposite its name on Schedule "A" attached hereto and made a part hereof and referred to as its "Pro Rata Percentage") of the Advance requested by Borrowers. The aggregate outstanding Loans by each Lender shall not exceed the respective amounts ("Pro Rata Shares") set forth opposite such Lender's name on Schedule "A".

             (b) Revolving Credit Loans: At Closing, Borrowers shall execute and deliver their promissory note to each Lender for the total principal amount of such Lender's Pro Rata Percentage of the Warehouse Sublimit (collectively as may be amended, modified or replaced from time to time, the "Revolving Credit Notes"). The Revolving Credit Notes shall evidence Borrowers' joint and several, absolute and unconditional obligation to repay such Lender for all Revolving Credit Loans made by such Lender under the Credit Facility, with interest as herein and therein provided. Each and every Revolving Credit Loan under the Credit Facility shall be deemed evidenced by the Revolving Credit Notes, which are deemed incorporated herein by reference and made a part hereof. All Revolving Credit Notes shall be substantially in the form set forth in Exhibit "2.1(b)" attached hereto and made a part hereof.

             (c)   Working Capital Facility:

                   (i) Lenders hereby establish as a portion of the Credit Facility, for the joint and several benefit of Borrowers a working capital facility ("Working Capital Facility") under which Lenders shall make Working Capital Loans and the Term Loan. The aggregate outstanding amount of all Working Capital Loans and the Term Loan shall not exceed $7,800,000 or an amount that would cause the Collateral Coverage Ratio to be lower than the Applicable Coverage Ratio.

                   (ii) At Closing, Borrowers shall execute and deliver their promissory note to each Lender for the total principal amount of such Lender's Pro Rata Percentage of the Working Capital Sublimit (collectively as may be amended, modified or replaced from time to time, the "Working Capital Notes"). The Working Capital Notes shall evidence Borrowers' joint and several, absolute and unconditional obligation to repay such Lender for all Working Capital Loans made by such Lender under the Credit Facility, with interest as herein and therein provided. Each and every Working Capital Loan under the Credit Facility shall be deemed evidenced by the Working Capital Notes, which are deemed incorporated herein by reference and made a part hereof. All Working Capital Notes shall be substantially in the form set forth in Exhibit "2.1(c)(ii)" attached hereto and made a part hereof.

                   (iii) At Closing, Lenders agree to make a Term Loan ("Term Loan") to Borrowers in the principal amount equal to $2,800,000, which shall be repaid in successive quarterly installments in accordance with the terms of the Term Note. The quarterly payments under the Term Loan shall be based on a four-year amortization schedule with each installment due and payable on the last Business Day of each fiscal quarter, commencing on the last Business Day of February, 1998. The Term Loan shall be repaid in full on the earlier of the Maturity Date or the last Business Day of November, 1999 and shall be secured by all of the Collateral. Borrowers shall execute and deliver their promissory note to each Lender for the total principal amount of such Lender's Pro Rata Percentage of the Term Loan(collectively as may be amended, modified or replaced from time to time, the "Term Loan Notes"). The Term Loan Notes shall evidence Borrowers' joint and several, absolute and unconditional obligation to repay such Lender for its Pro Rata Percentage of the Term Loan made by such Lender under the Credit Facility, with interest as herein and therein provided. The Term Loan shall be deemed evidenced by the Term Loan Notes, which are deemed incorporated herein by reference and made a part hereof. All Term Loan Notes shall be substantially in the form set forth in Exhibit "2.1(c)(iii)" attached hereto and made a part hereof.

                   (iv) (A) As a part of the Working Capital Facility Credit and subject to its terms and conditions (including, without limitation, the Working Capital Borrowing Base), the Issuing Bank shall, on behalf of and for the benefit of all Lenders, make available to Borrowers documentary/merchandise letters of credit (collectively "Letters of Credit") which shall not exceed, in the aggregate at any one time outstanding, the L/C Sublimit. Notwithstanding the foregoing, all Letters of Credit shall be in form and substance reasonably satisfactory to Issuing Bank. No documentary/merchandise letter of credit shall be issued with an expiry date of greater than one hundred eighty (180) days from the date of issuance, but in no event shall any Letter of Credit carry an expiry date later than the Maturity Date. Borrowers shall execute and deliver to Issuing Bank all letter of credit agreements and other documents required by Issuing Bank for such purposes, all such documents to be in form and substance satisfactory to Issuing Bank in its sole discretion.

                        (B) Immediately upon the issuance of any Letter of Credit, Issuing Bank is deemed to have granted to each other Lender, and each other Lender is hereby deemed to have acquired, an undivided participating interest (without recourse or warranty), in accordance with each such other Lender's respective Pro Rata Percentage, in all of Issuing Bank's rights and liabilities with respect to such Letter of Credit. Each Lender shall be directly, absolutely and unconditionally obligated, without deduction or setoff of any kind, to Issuing Bank, according to its Pro Rata Percentage, to reimburse Issuing Bank for any amount paid pursuant to any draws made at any time (including without limitation following the commencement of any bankruptcy, reorganization, receivership, liquidation or dissolution proceeding with respect to any Borrower) under any Letter of Credit, unless such draw is honored as a direct result of Issuing Bank's gross negligence or willful misconduct.

                        (C) Each Letter of Credit issued from time to time under the Working Capital Facility which remains undrawn (and the amounts of draws on Letters of Credit prior to payment as hereinafter set forth), shall reduce dollar for dollar the amount available to be borrowed by Borrowers under the Working Capital Facility, except to the extent that draws have been made thereunder as to which Borrowers have reimbursed Issuing Bank. Issuing Bank shall be immediately reimbursed by Borrowers for amounts paid pursuant to any draws made under a Letter of Credit, at the option of Agent, by either a cash payment by Borrowers or by Agent or Lenders automatically making or having deemed made (without further request or approval of Borrowers or Lenders) a cash Advance under the Working Capital Facility (even if the making of such Advance occurs at a time when no availability under the Working Capital Borrowing Base exists, provided that the making of any such Advance shall not alleviate Borrowers' obligations under Section 2.1(a)(i) and 2.7(d) hereof). All cash Advances made by Agent which constitute a reimbursement to Issuing Bank for a draw under a Letter of Credit shall be repaid to Agent by Lenders (each Lender's obligation hereunder being identical to its obligation described in the last sentence of clause (B) above) in accordance with their respective Pro Rata Percentages in accordance with Section 2.2(b) below.

             (d) Acquisition Term Loan: Subject to the terms of this Agreement including satisfaction of each of the preconditions set forth in
Section 2.3(c), Lenders agree to make available to Borrowers, a term loan, the proceeds of which shall be used to pay a portion of the purchase price in connection with CAII's acquisition of Connecting Point in accordance with the terms of the Acquisition Agreement ("Acquisition Term Loan"). The Acquisition Term Loan shall be in an initial principal amount not to exceed $1,200,000 which shall be repaid in successive quarterly installments in accordance with the Acquisition Term Loan Note. The quarterly payments under the Acquisition Term

Loan shall be based on a four-year amortization schedule with each installment due and payable on the last Business Day of each fiscal quarter commencing on the last day of the fiscal quarter during which the Acquisition Term Loan is made. The Acquisition Term Loan shall be repaid in full on or before the Maturity Date and in accordance with the Acquisition Term Loan Notes, subject to the mandatory prepayment described in Section 2.7(d)(ii), and shall be secured by all of the Collateral. Prior to advancing the proceeds of the Acquisition Term Loan, Borrowers shall execute and deliver their promissory note to each Lender for the total principal amount of such Lender's Pro Rata Percentage of the Acquisition Term Loan (collectively as may be amended, modified or replaced from time to time, the "Acquisition Term Loan Notes"). The Acquisition Term Loan Notes shall evidence Borrowers' absolute and unconditional obligation to repay such Lender for its Pro Rata Percentage of the Acquisition Term Loan advanced by such Lender under the Credit Facility, with interest as herein and therein provided. The Acquisition Term Loan shall be deemed evidenced by the Acquisition Term Loan Notes, which will be deemed incorporated herein by reference and made a part hereof. All Acquisition Term Loan Notes shall be substantially in the form set forth in Exhibit "2.1(d)" attached hereto and made a part hereof.

             (e) Term: The term ("Initial Term") of the Credit Facility shall expire on November 25, 1998. The Credit Facility may, nonetheless, be renewed annually in Lenders' sole discretion (without any obligation to do so), for additional one year periods, provided Borrowers request such renewal at least 60 days prior to the anniversary date of this Agreement. As of the Maturity Date no further Loans shall be available from Lenders and all of Borrowers' Obligations shall be immediately due and payable without notice or demand.

             (f) Warehouse Borrowing Base Certificate: Borrowers shall deliver to Agent and each Lender, at least monthly on the fifteenth (15th) day of each month, and with each borrowing request, unless Agent requests more frequent delivery, a Warehouse Borrowing Base Certificate in the form of Exhibit 2.1(f) attached hereto and made a part hereof, executed by an Authorized Officer, evidencing the availability under the Warehouse Borrowing Base.

      2.2    Advances, Conversions, Renewals and Payments:

             (a) Except to the extent otherwise set forth in this Agreement, all payments of principal and of interest on the Credit Facility, Unused Line Fee, Agent's Fee, the Expenses, and all other charges and any other Obligations of Borrower hereunder, shall be made to Agent at its main Philadelphia banking office CoreStates Bank, N.A., 1339 Chestnut Street, Philadelphia, Pennsylvania, in United States dollars, in immediately available funds. Agent, on behalf of all Lenders, shall have the unconditional right and discretion to make an Advance under the Credit Facility in the form of a Revolving Credit Loan to pay, and/or to charge Borrowers' operating account with any such respective institution for, all of Borrowers' Obligations as they become due from time to time under this Agreement including without limitation, interest, principal, fees and reimbursement of Expenses.


             (b) (i)     Advances which may be made by Lenders from time to time
under the Credit Facility shall be made available by crediting such proceeds to Borrowers' operating account with Agent.

                 (ii) All Revolving Credit Loans and the Acquisition Term Loan requested by Borrowers (whether such Advance is to be subject to the Base Rate Option or the LIBOR Rate Option) and all Working Capital Loans subject to LIBOR Rate Option, must be requested by 1:00 P.M. Eastern time, three Good Business Days prior to the date such Advance is requested to be made. All Working Capital Loans requested by Borrowers subject to the Base Rate Option must be requested by 1:00 P.M. Eastern time on the date such Working Capital Loan is requested to be made. All requests or confirmation of requests for an Advance are to be in writing and may be sent by telecopy or facsimile transmission provided that Agent shall have the right to require that receipt of such request not be effective unless confirmed via telephone with Agent.

                 (iii) A. Upon receiving a request for an Advance in accordance with subparagraph (ii) above, as soon as reasonably practical thereafter, Agent shall notify all Lenders of the request. Subject to the terms of this Agreement, each Lender shall advance its applicable Pro Rata Percentage of the requested Advance to Agent by remitting federal funds immediately available, to Agent pursuant to Agent's instructions prior to 1:00 P.M. Eastern Time on the scheduled date of the Advance. Subject to satisfaction of the terms and conditions hereof, Agent shall make the requested Advance available to Borrowers by crediting such amount to Borrowers' operating account with Agent as soon as is reasonably practical thereafter on the day the requested Advance is to be made. In lieu of the foregoing, Agent may, in its discretion (unless such Lender has notified Agent in writing that such Lender will not fund its Pro Rata Percentage of such Advance), fund the Pro Rata Percentage of such Advance on behalf of any one or more Lenders (unconditionally and absolutely obligating such affected Lender(s) to reimburse Agent in full without deduction or setoffs for its portion of such Advance) with a settlement of the Pro Rata Percentages of such Advance with each such Lender on the following Business Day under such procedures as Agent may establish.

                         B.  Neither Agent  nor  any   other  Lender   shall  be
obligated, for any reason whatsoever, to advance the share of any other Lender. If such corresponding amount is not made available to Agent by such Lender on the date the Advance is made and Agent elects (at its discretion, without any obligation to do so) to make such Lender's Pro Rata Percentage of the Advance, Agent shall be entitled to recover such amount on demand from such Lender together with interest at the per annum rate equal to the Federal Funds Rate in respect of the first two days and at the Base Rate in respect to each day thereafter during the period commencing 2:00 P.M. Eastern Time on the date of such Advance and ending on (but excluding) the date Agent recovers such amount. To the extent Agent is not reimbursed by such Lender, Borrower shall repay Agent immediately upon demand, such amount. Agent may set off the obligations of a Lender under this paragraph against any distributions or payments of the Obligations which Agent would otherwise make available to such Lender.

                         C.  To  the  extent and during the time period in which
any Lender fails to provide or delays providing its respective payment to Agent pursuant to subsections A or B above (any such Lender being referred to, during such period, as a "Defaulting Lender"), such Lender's percentage of all payments of the Obligations (but not its Pro Rata Percentage of future Advances required to be funded by such Lender) shall decrease to reflect the actual percentage which its actual Lender's Loan Balance outstanding bears to the total outstanding amount of all Loans. In addition, notwithstanding any definition or other provision of this Agreement to the contrary, during any period in which a Lender is a Defaulting Lender, all calculations for voting purposes among the Lenders shall be made as if the Defaulting Lender were not a Lender and not a party to this Agreement.

      2.3    Preconditions  to  Advances  and  Assignment  of  Leases and Leased
Property

             (a) Before Lenders will make any Working Capital Loan, Revolving Credit Loan or the Acquisition Term Loan:

                  (i) Borrowers will deliver to Agent the following (dated and signed) in form and substance satisfactory to Agent:

                           A.  A  borrowing request setting forth the  requested
date of the Advance, the requested advance amount, whether the Advance will be a Revolving Credit Loan or a Working Capital Loan, a Borrowing Base Certificate with respect to the Warehouse Borrowing Base in the form attached hereto as Exhibit "2.1(f)" setting forth the availability under the Warehouse Borrowing Base, any information required by this Agreement and such other information as Agent shall reasonably request. A borrowing request may be made orally, provided that Borrowers confirm the request in writing within two (2) days thereafter, provided further however, that Lenders need not make any Advances until Agent receives actual written confirmation and a Borrowing Base Certificate,

                           B.  Such financial information concerning any of  the
Leases, Borrowers or any Lessee, as Agent and/or Lenders may reasonably request, and

                           C.  Such other instruments, agreements  and documents
as Agent reasonably requests to carry out the intent of the parties to this Agreement.

                  (ii) No Event of Default or Unmatured Event of Default shall have occurred hereunder.

             (b) In order to increase the Borrowing Bases, Borrowers shall deliver to Agent for the benefit of Lenders the following items:

                  (i) a description of the collateral package, which shall include, identification of the Lessee, a description of the Leased Property, the net cost of the Leased Property, the net remaining principal balance under the Lease(s), and the terms of and rentals owed under each Lease, and such other information which Agent or Lenders shall reasonably request,

                  (ii) an Assignment Agreement designating whether such Leases are to be included in the Warehouse Borrowing Base or the Working Capital Borrowing Base, signed by Borrowers assigning Borrowers' right, title and interest in and to the Leased Property and Leases to Agent for the benefit of Lenders, in the form attached hereto as Exhibit "2.3(b)" ("Assignment Agreement"),

                  (iii) if requested by Agent, additional Uniform Commercial Code ("UCC") financing statements covering, inter alia, the Leased Property and the Leases listing Agent for the benefit of Lenders, as secured party and CAII and/or Parent, as applicable, as debtor, to be filed in locations reasonably required by Agent,

                  (iv) the sole original of each Lease along with all schedules duly assigned to Agent for the benefit of Lenders,

                  (v)      a certificate of acceptance or other  document  which
(A) evidencing that the Lessee has received and accepted the Leased Property and
(B) summarizes the "true cost" of the Leased Property,

                  (vi) where the initial cost of the Leased Property is in excess of $250,000 and such Leased Property is to be affixed to real estate in such a manner as, under applicable law, to become a fixture, a landlord or mortgagee waiver from all persons having an interest in the real estate on which the Leased Property will be located,

                  (vii) an undated notice signed by the Borrower directing each Lessee to pay all sums due or to become due under each Lease directly to Agent for the benefit of Lenders ("Lessee Notice") to be used only following the occurrence of an Event of Default. Agent will hold the Lessee Notices in escrow and will not release them, unless and until an Event of Default shall have occurred,

                  (viii) where the Leased Property constitutes a motor vehicle, trailer or similar type of rolling stock, following the occurrence of an Event of Default or an Unmatured Event of Default, upon Agent's request, deliver the vehicle title with a completed application for noting Agent, for the benefit of Lenders, as first lienholder thereon, or the manufacturer's certificate of origin with all documentation necessary to have the vehicle titled in a Borrower's name with Agent for the benefit of Lenders noted as the first lienholder thereon,

                  (ix) where the Collateral constitutes Progress Payments, and the Potential Lessee's obligations are evidenced by an instrument or chattel paper, the sole original counterpart of such instrument and/or chattel paper,

                  (x) where the Collateral is to be included in the Working Capital Borrowing Base, documentation satisfactory to Agent in its discretion, evidencing (A) the value of such Collateral and, (B) except as otherwise provided in this Agreement, that Agent has a first perfected Lien on such Collateral, and

                  (xi) where aggregate Borrowing Base Lessee Concentration referred to in Section 5.18(d)(i) exceeds $3,000,000 for Lessees with a Designated Credit Rating of 3, the actual firm commitment for the sale of such Leases to a third party with respect to each Lease that causes the concentration limitation to be exceeded.

             (c) Before Lenders will make the Acquisition Term Loan, Borrowers will deliver to Agent the following (dated and signed) in form and substance satisfactory to Agent:

                  (i)      a  surety  agreement  pursuant  to  which  Connecting
Point  agrees  to  guaranty,   as  surety,  all  of  the  Obligations  hereunder
("Connecting Point Surety Agreement");

                  (ii) a security agreement pursuant to which Connecting Point shall grant to Agent for the benefit of Lenders and Issuing Bank, a security interest in all its then-owned and thereafter acquired assets which Lien shall be a first Lien except with respect to specific receivables financed by Deutsche Financial ("Connecting Point Security Agreement"). The Lien shall secure all of Connecting Point's obligations under the Connecting Point Surety Agreement and the Connecting Point Security Agreement shall also contain, inter alia, an agreement that no other party (other than Deutsche Financial) shall be granted a Lien on any of Connecting Point's assets;

                  (iii) certified copies of (A) Resolution of Connecting Point's Board of Directors authorizing execution and delivery of the Connecting Point Surety Agreement and the Connecting Point Security Agreement and the performance by it of all transactions contemplated thereby, (B) Connecting Point's Bylaws and Articles of Incorporation, and (C) an Incumbency Certificate of Connecting Point;

                  (iv) Good Standing Certificate of Connecting Point issued by the Secretary of State or other appropriate official of Connecting Point's jurisdiction of incorporation and each jurisdiction where the conduct of Connecting Point's business activities or the ownership of its Properties necessitates qualification;

                  (v) the favorable written opinion of Borrowers' counsel in connection with the Connecting Point acquisition opining that the acquisition has been consummated;

                  (vi)     written instruction  from  Borrowers   directing  the
application of the proceeds of the Acquisition Term Loan;

                  (vii) the fully executed Acquisition Agreement with all completed schedules;

                  (viii) an Officer's Certificate from the Borrowers certifying compliance with the terms and conditions of this Agreement, that no material adverse change has occurred since the date of this Agreement, that no Event of Default or Unmatured Event of Default has occurred hereunder and that all of the representations and warranties contained in this Agreement remain true and correct in all material respects;

                  (ix) evidence that Connecting Point has insurance coverage as is otherwise required for Borrowers as set forth in Section 6.2 hereof and a certificate naming Agent, for the benefit of Lenders, as Lender Loss Payee;

                  (x) UCC, state and federal tax lien and judgment searches against Connecting Point and any and all necessary UCC-3 Termination Statements corresponding to existing filings against Connecting Point;

                  (xi) a collateral assignment of rights and representations under the Acquisition Agreement ("Collateral Assignment");

                  (xii) a certified copy of the subordinated promissory note issued in favor of the Connecting Point Sellers, as sellers under the Acquisition Agreement and the Subordination Agreement (if necessary); and

                  (xiii)   evidence  that  the   transactions   contemplated  by
Acquisition Agreement have been consummated.

      2.4    Credit Facility Interest:

             (a) Base Rate Option - The unpaid principal balance of any type of Loan outstanding under the Credit Facility, unless subject to the LIBOR Rate Option, shall bear interest, subject to the terms hereof, at the per annum rate equal to the Base Rate ("Base Rate Option"). Changes in the Base Rate shall become effective on the same day as a change in the Base Rate occurs. Interest on Base Rate Loans shall be due and payable in arrears on the last Business Day of each calendar month commencing the first full month following the Closing Date.

             (b)  LIBOR Rate Option:

                  (i) The unpaid principal balance of all or a portion of any type of Loan may, at Borrowers' option, bear interest at the LIBOR Based Rate ("LIBOR Rate Option") provided that in no event (i) may a LIBOR Based Rate Loan be less than $1,000,000 nor (ii) may there be LIBOR Based Rate Loans with more than five (5) different LIBOR Interest Periods, outstanding at any time.

                  (ii) LIBOR Based Rate Loans shall be selected for a period of either one (1), two (2) or three (3) months' duration, as Borrowers may elect, during which the LIBOR Based Rate is applicable ("LIBOR Interest Period"); provided, however, that (a) if the LIBOR Interest Period would otherwise end on a day which shall not be a Good Business Day, such LIBOR Interest Period shall be extended to the next succeeding Good Business Day, unless such Good Business Day falls in another calendar month, in which case such LIBOR Interest Period shall end on the next preceding Good Business Day subject to clause (c) below; (b) interest shall accrue from and including the first day of each LIBOR Interest Period to, but excluding the day on which any LIBOR Interest Period expires; and (c) with respect to any LIBOR Interest Period which begins on the last Good Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Interest Period), the LIBOR Interest Period shall end on the last

Good Business Day of a calendar month. All accrued and unpaid interest on a LIBOR Based Rate Loan must be repaid in full on the day the applicable LIBOR Interest Period expires. No LIBOR Interest Period may end after the Maturity Date. Subject to all of the terms and conditions applicable to a request that a new Advance be a LIBOR Based Rate Loan, Borrowers may extend LIBOR Based Rate Loans as of the last day of the applicable LIBOR Interest Period to a new LIBOR Based Rate Loan or may convert all or a portion of the Loans subject to the Base Rate Option to a LIBOR Based Rate Loan. If Borrowers fail to notify the Agent of their desire to extend a LIBOR Based Rate Loan at least three Good Business Days prior to the last day of the then current LIBOR Interest Period of an outstanding LIBOR Based Rate Loan, then such outstanding LIBOR Based Rate Loan shall become a loan subject to the Base Rate Option at the end of the current
LIBOR Interest Period for such outstanding LIBOR Based Rate Loan and shall accrue interest in accordance with Section 2.4(a) above until such Loan is converted to another LIBOR Based Rate Loan.

                  (iii) The LIBOR Rate may be automatically adjusted by Agent on a prospective basis to take into account the additional or increased cost of maintaining any necessary reserves for Eurodollar deposits or increased costs due to changes in applicable law or regulation or the interpretation thereof occurring subsequent to the commencement of the then applicable LIBOR Interest Period, including but not limited to changes in tax laws and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor), excluding any such changes that have resulted in a payment pursuant to Section 2.10 hereof, that increase the cost to Lenders of funding the LIBOR Based Rate Loan. Agent shall promptly give Borrowers and each Lender notice of such a determination and adjustment, which determination shall be conclusive, absent manifest error, as to the correctness of the fact and the amount of such adjustment. Agent shall furnish to Borrowers a statement setting forth the basis for adjusting such LIBOR Based Rate and the method for determining the amount of such adjustment. In such event Borrowers may prepay the LIBOR Based Rate Loan with respect to which such adjustment is made, subject to the requirements of Section 2.9 below.

                  (iv) In the event that Borrowers shall have requested the LIBOR Rate Option in accordance with Section 2.4(b) and Agent shall have reasonably determined that Eurodollar deposits equal to the amount of the principal of the requested LIBOR Based Rate Loan and for the LIBOR Interest Period specified are unavailable, impractical or unlawful, or that the rate based on the LIBOR Rate will not adequately and fairly reflect the cost of the LIBOR Based Rate applicable to the specified LIBOR Interest Period of making or maintaining the principal amount of the requested LIBOR Based Rate Loan specified by Borrowers during the LIBOR Interest Period specified, or that by reason of circumstances affecting Eurodollar markets, adequate and reasonable means do not exist for ascertaining the rate based on the LIBOR Rate applicable to the specified LIBOR Interest Period, Agent shall promptly give notice of such determination to Borrowers that the rate based on the LIBOR Rate is not available. A determination by Agent hereunder shall be prima facie evidence of the correctness of the fact and amount of such additional costs or unavailability. Upon such a determination, (i) the right of Borrowers to select, convert to, or maintain a LIBOR Based Rate Loan at the rate based on the LIBOR Rate shall be suspended until Agent shall have notified Borrowers that such conditions shall have ceased to exist, and (ii) the Loans subject to the requested LIBOR Rate Option shall accrue interest in accordance with Section 2.4(a) above.

                  (v) In the event that, as a result of any changes in applicable law or regulation or the interpretation thereof, it becomes unlawful for a Lender to maintain Eurodollar liabilities sufficient to fund any LIBOR Based Rate Loan subject to the LIBOR Based Rate, and then such Lender shall immediately notify Agent who shall immediately notify the other Lenders and Borrower thereof, and such Lender's ability to make, convert to, or maintain a LIBOR Based Rate Loan at the LIBOR Based Rate shall, without penalty to Borrowers, be suspended until such time as such Lender may again cause the LIBOR Base Rate to be applicable to its share of any LIBOR Based Rate Loans and such Lender's share of the Loans subject to the LIBOR Based Rate shall accrue interest in accordance with Section 2.4(a) above. Promptly after becoming aware that it is no longer unlawful for such Lender to maintain such Eurodollar liabilities, such Lender shall notify Agent who will notify Borrowers thereof and such suspension shall cease to exist.

      2.5    Additional Interest Provisions.

             (a) Calculation of Interest: Interest on the Loans, regardless of the rate option, shall be based on a three hundred sixty (360) day year and charged for the actual number of days elapsed.

             (b) Limitation on LIBOR Based Rate Loans: Upon the occurrence and continuance of an Event of Default, Agent may in its sole discretion, or the Majority Lenders shall have the right to cause Agent to, eliminate the availability of LIBOR Based Rate Loans.

             (c) Default Rate: After the occurrence and during the continuance of an Event of Default hereunder, the per annum effective rate of interest on all Advances outstanding under the Credit Facility, regardless of the rate option, shall be increased to a rate equal to two (2%) percentage points in excess of the applicable Borrowing Rate.

             (d) Conversion: Following the occurrence of an Event of Default, all LIBOR Based Rate Loans at the end of their applicable LIBOR Interest Period, shall convert to a Loan subject to the Base Rate Option, which conversion is independent of Agent's rights under Section 2.5(b).

             (e) Continuation of Interest Charges: All contractual rates of interest chargeable on outstanding Advances, regardless of the rate option, shall continue to accrue and be paid even after default, maturity, acceleration, judgment, bankruptcy, insolvency proceedings of any kind or the happening of any event or occurrence similar or dissimilar.

             (f) Applicable Interest Limitations: In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder and charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such court determines Lenders have charged or received interest hereunder in excess of the highest applicable rate, Agent, on behalf of Lenders, shall in its sole discretion, apply and set off such excess interest received by Lenders against other Obligations due or to become due and such rate shall automatically be reduced to the maximum rate permitted by such law.

      2.6    Fees:

             (a) Agent's Fee: So long as any of Borrowers' Obligations remain outstanding, Borrowers shall unconditionally pay to Agent, for its sole benefit, a non-refundable annual fee ("Agent's Fee") in accordance with the terms of that certain letter agreement of even date herewith among Borrowers and Agent.

             (b) Unused Line Fee: So long as the Credit Facility is outstanding and has not been terminated, Borrowers shall unconditionally pay to Agent, for the benefit of Lenders in accordance with their respective Pro Rata Percentages, a nonrefundable fee ("Unused Line Fee") equal to three-eighths of one percent (3/8%) per annum of the daily average unused portion of the Warehouse Sublimit and Working Capital Sublimit (which shall be calculated as $56,000,000 minus the average daily outstanding balance of all Revolving Credit Loans and all Working Capital Loans during the quarter for which such calculation is made). The unused line fee shall be computed and paid on a quarterly basis in arrears, on the last day of each February, May, August and November for the previous quarter for which such computation is made by Agent, beginning on the last day of February, 1998.

             (c) Letter of Credit Fees: Borrowers shall pay to Agent, for the ratable benefit of Lenders in accordance with their Pro Rata Percentage, letter of credit fees equal to 2.75% per annum of the face amount of each Letter of Credit, which fees shall be payable quarterly in arrears on the same days as referenced in clause 2.6(b) above, based on the actual number of days the corresponding Letter of Credit was outstanding during such quarter. Borrowers shall also pay to Issuing Bank all of Issuing Bank's standard charges (including without limitation all cable and wire transfer charges) for the account of Issuing Bank for the issuance, amendment, negotiation/payment, extension and cancellation of each such Letter of Credit. All such fees are collectively the "L/C Fees".

      2.7    Prepayments:

             (a) LIBOR Based Rate Loans: No portion of the LIBOR Based Rate Loans may be prepaid at any time except if the Borrowers first satisfy in full their obligations under Section 2.9 below arising from such prepayment.

             (b) Base Rate Loans: Subject to Section 2.1(a), Loans subject to the Base Rate Option may be prepaid at any time and from time to time in whole or in part without premium or penalty.

             (c) Proceeds of Collateral: Prior to the occurrence of an Event of Default, proceeds from Collateral comprising a portion of the Warehouse

Borrowing Base or Working Capital Borrowing Base, as applicable, to the extent that the aggregate outstanding amount of all Revolving Credit Loans exceeds the Warehouse Borrowing Base or the Collateral Coverage Ratio is less than the Applicable Coverage Ratio, shall promptly be paid to Agent for the benefit of Lenders and be first applied to accrued but unpaid interest, fees, costs and expenses related to the Credit Facility, and then to the outstanding balance of the Revolving Credit Loans and/or Working Capital Loans, as applicable, and then to Borrowers' other Obligations. Following the occurrence of an Event of Default, all proceeds from the Collateral shall be immediately delivered to Agent and Agent may apply such proceeds to any of Borrowers' Obligations in such order as Agent may decide in its sole discretion. Such payments shall first be applied to the outstanding balance of the Base Rate Loans, then to the LIBOR Based Rate Loans.

             (d)  Mandatory Prepayment:

                  (i) In the event the aggregate outstanding amount of all Advances at any time exceeds the Maximum Credit Limit, Borrowers shall immediately repay such excess in full and if the aggregate outstanding amount of all Revolving Credit Loans, exceeds the Warehouse Borrowing Base or the Collateral Coverage Ratio is less than the Applicable Coverage Ratio, Borrower shall either immediately (i) repay such excess in full or (ii) pledge additional Eligible Leases in accordance with the terms hereof. Such payments shall first be applied to the outstanding balance of the Base Rate Loans, then to the LIBOR Based Rate Loans.

                  (ii) Notwithstanding anything to the contrary contained herein, Borrowers shall, on a quarterly basis within ten days following delivery of their quarterly, and as applicable annual audited, Financial Statements to Agent, prepay the Acquisition Term Loan in an amount equal to the Excess Cash Flow ("Excess Cash Flow Payment"). Any Excess Cash Flow Payment shall be applied to the installments due under the Acquisition Term Loan, in the inverse order of maturity. For purposes hereof, "Excess Cash Flow" shall mean the earnings before interest, taxes, depreciation and amortization of Connecting Point minus the amount of scheduled principal amortization and interest payments due and paid during such quarter, less cash taxes actually paid; provided however, that the Excess Cash Flow Payments shall in no event exceed, in the aggregate for any one fiscal year, an amount equal to $100,000.

      2.8 Use of Proceeds: The extensions of credit under and proceeds of the Credit Facility shall be used to enable Borrower to purchase Leased Property and finance Leases associated with such Leased Property, for general working capital purposes and for the acquisition of the stock of Connecting Point.

      2.9 Indemnity: Borrowers shall indemnify, defend and hold harmless Agent and Lenders against any and all loss, liability, cost or expense which Agent and Lenders may sustain or incur as a consequence of (a) any failure of Borrowers to accept, convert or extend any LIBOR Based Rate Loan after notice thereof has been given to Agent or (b) any payment, prepayment or conversion of a LIBOR Based Rate Loan Borrowers made for any reason on a date other than the last day of the applicable LIBOR Interest Period. Borrowers shall pay the full amount thereof to Agent on demand by Agent.

      2.10 Capital Adequacy: If any present or future law, governmental rule, regulation, policy, guideline, directive or similar requirement (whether or not having the force of law) imposes, modifies, or deems applicable any capital adequacy, capital maintenance or similar requirement which affects the manner in which any Lender allocates capital resources to its commitments (including any commitments hereunder), and as a result thereof, in the opinion of such Lender, the rate of return on such Lender's capital with regard to the Loans is reduced to a level below that which such Lender could have achieved but for such circumstances, then in such case and upon notice from Agent to Borrowers, from time to time, Borrowers shall pay such Lender such additional amount or amounts as shall compensate such Lender for such reduction in its rate of return. Such notice shall contain the statement of such Lender with regard to any such amount or amounts which shall, in the absence of manifest error, be binding upon Borrowers. In determining such amount, such Lender may use any reasonable method of averaging and attribution that it deems applicable.

SECTION 3.  COLLATERAL

      3.1 Description: As security for the payment of the Obligations, and satisfaction by Borrowers of all covenants and undertakings contained in this Agreement and the other Loan Documents, each Borrower hereby assigns and grants to Agent, for the benefit of Lenders and Issuing Bank, a continuing lien on and security interest in, upon and to all of its following described Property ("Collateral"):

             (i) All now owned and hereafter acquired, created, or arising Accounts, accounts receivable, notes receivable, contract rights, chattel paper (including without limitation the Lease Collateral), documents (including documents of title), instruments and letters of credit;

             (ii) All now owned or hereafter acquired, created or arising Inventory of every nature and kind, wherever located (including without limitation, the Leased Property and Related Equipment);

             (iii) All now owned or hereafter acquired, created or arising General Intangibles of every kind and description (including without limitation the Class B Interests and Class B Distributions);

             (iv) All now owned and hereafter acquired or arising Equipment (including without limitation, the Leased Property and Related Equipment);

             (v) All now existing and hereafter acquired or arising deposit accounts, investment accounts, commercial paper, investment securities, investment property (including, without limitation, with respect to Parent, the stock of CAII and each Surety), certificates of deposit of every nature, wherever located and all documents and records associated therewith;

             (vi) All Property, now owned or hereafter in Agent's or any Lender's possession;

             (vii) All other personal Property of Borrowers, or either of them, not described above, whether now existing or hereafter acquired; and

             (viii)  All  proceeds  (including  without  limitation,   insurance
proceeds) whether cash or noncash, of all of the foregoing.

      3.2    Lien   Documents:  At   Closing   and  thereafter  as  Agent  deems
necessary, Borrowers shall execute and deliver to Agent, or have executed and delivered (all in form and substance reasonably satisfactory to Agent):

             (a) Financing Statements - Financing statements pursuant to the UCC, which Agent, on behalf of Lenders, may file in any jurisdiction where any Collateral is or may be located and in any other jurisdiction that Agent deems appropriate; and

             (b) Other Agreements - Any other agreements, documents, instruments and writings, (including, without limitation, security agreements, Assignment Agreements and the Pledge Agreement) reasonably required by Agent to evidence, perfect or protect Agent's and/or Lenders' liens and security interest in the Collateral or as Agent may reasonably request from time to time.

      3.3 Other Actions: In addition to the foregoing, Borrowers shall do anything further that may be lawfully and reasonably required by Agent to secure Lenders and effectuate the intentions and objects of this Agreement, including, but not limited to, the execution and delivery of lockbox agreements, continuation statements, amendments to financing statements, security agreements, contracts and any other documents required hereunder. At Agent's request, Borrowers shall also immediately deliver (with execution by Borrowers of all necessary documents or forms to reflect Agent's, Lenders' and Issuing Bank's Lien thereon) to Agent as bailee for Lenders, all items for which Lenders must or may receive possession to obtain a perfected security interest, including without limitation, all Leases, notes, certificates and documents of title, chattel paper, warehouse receipts, instruments, and any other similar instruments constituting Collateral.

      3.4 Searches: Agent shall, prior to or at Closing, and thereafter as Agent may determine from time to time, at Borrowers' expense, obtain the following searches (the results of which are to be consistent with the warranties made by Borrowers in this Agreement):

             (a) UCC Searches: UCC searches with the Secretary of State and local filing office of each state where each Borrower and Surety maintains its executive office, a place of business, or assets;

             (b) Judgments, Etc.: Judgment, federal tax lien and corporate tax lien searches, in all applicable filing offices of each state searched under subparagraph (a) above.

             Borrowers shall, prior to or at Closing and at their expense, obtain and deliver to Agent good standing certificates showing each Borrower and Surety to be in good standing in its respective states of incorporation and in each other state or foreign country in which such Borrower or Surety is doing and presently intends to do business for which a failure to be so qualified might have material adverse effect on such Borrower's or Surety's business, financial condition, Property or Agent's and/or Lenders' rights hereunder.

      3.5    Filing  Security  Agreement:  A  carbon,   photographic   or  other
reproduction or other copy of this Agreement or of a financing statement is sufficient as and may be filed in lieu of a financing statement.

      3.6    Power  of Attorney:  Each  of  the  officers  of  Agent  is  hereby irrevocably made, constituted and appointed the true and lawful attorney for each Borrower (without requiring any of them to act as such) with full power of substitution (such power being coupled with an interest) to do the following:
(1) endorse the name of either Borrower upon any and all checks, drafts, money orders and other instruments for the payment of monies that are payable to such Borrower and constitute collections on the Collateral; (2) execute in the name of either Borrower any financing statements, schedules, assignments, instruments, documents and statements that such Borrower is obligated to give Agent hereunder or is necessary to perfect Agent's and/or Lenders' security interest or Lien in the Collateral; (3) to verify validity, amount or any other matter relating to the Collateral by mail, telephone, telecopy or otherwise; and
(4) following the occurrence of an Event of Default, do such other and further acts and deeds in the name of either Borrower that Agent may reasonably deem necessary or desirable to enforce any Lease or other Collateral.

      3.7 Surety Agreement - Each of the Sureties shall execute and deliver to Agent a surety agreement ("Surety Agreement") pursuant to which the Sureties shall jointly and severally, absolutely and unconditionally, guaranty as surety all of the Obligations. In conjunction with the delivery of the Surety Agreement, each Surety shall execute and deliver to Agent a Surety Security Agreement.

SECTION 4.  CLOSING AND CONDITIONS PRECEDENT TO ADVANCES

      Closing under this Agreement is subject to the following conditions precedent (all documents to be in form and substance satisfactory to Agent and Agent's counsel):

      4.1 Resolutions, Opinions, and Other Documents: Borrowers shall have delivered to Agent the following:

             (a)  this Agreement and the Notes all properly executed;

             (b) each document and agreement required to be executed under any provision of this Agreement or any related agreement;

             (c) certified copies of (i) resolutions of each Borrower's and Surety's board of directors authorizing the execution of this Agreement, the Notes and the Surety Agreement, as applicable, and each document required to be delivered by any Section hereof or thereof and (ii) each Borrower's and Surety's Articles of Incorporation and By-laws;

             (d) incumbency certificates identifying all Authorized Officers of each Borrower and Surety, with specimen signatures;

             (e) a written opinion of Borrowers' and Sureties' independent counsel addressed to Agent for the benefit of all Lenders;

             (f) payment by Borrowers of all Expenses associated with the Credit Facility incurred to the Closing Date;

             (g)  all documentation required by Section 3.4 hereof;

             (h)  initial Borrowing  Base  Certificates  dated the Closing  Date
evidencing  Borrowers'  minimum  borrowing   availability  under  the  Warehouse
Borrowing Base and the Working Capital Borrowing Base as of the Closing Date;

             (i)  a Surety Agreement from the Sureties;

             (j) the Pledge Agreement from Parent along with the original stock certificates (and stock powers signed in blank) representing all of the issued and outstanding shares of common stock of CAII and each Surety; and

             (k) a Surety Security Agreement from each Surety pursuant to which each Surety shall grant to Agent for the benefit of Lenders a first priority perfected Lien and security interest in all of the assets of such Surety, including without limitation the respective general partnership interests in the related PIF and fully executed confirmations and notifications of such pledge in form and substance satisfactory to Agent.

      4.2 Absence of Certain Events: At the Closing Date, no Event of Default or Unmatured Event of Default hereunder shall have occurred and be continuing.

      4.3 Warranties and Representations at Closing: The warranties and representations contained in Section 5 as well as any other Section of this Agreement shall be true and correct in all material respects on the Closing Date with the same effect as though made on and as of that date. Borrowers shall not have taken any action or permitted any condition to exist which would have been prohibited by any Section hereof.

      4.4 Compliance with this Agreement: Borrowers shall have performed and complied with all agreements, covenants and conditions contained herein including, without limitation, the provisions of Sections 6 and 7 hereof, which are required to be performed or complied with by Borrower before or at the Closing Date.

      4.5 Officers' Certificate: Agent shall have received a certificate dated the Closing Date and signed by the chief financial officer of each Borrower certifying that all of the conditions specified in this Section have been fulfilled as well as certification that there has not occurred any material adverse change in the operations and condition (financial or otherwise) of either Borrower since August 31, 1997.

      4.6 Closing: Subject to the conditions of this Section 4, the Credit Facility shall be made available on the date (Closing Date") this Agreement is executed and all of the conditions contained in Section 4.1 hereof are completed (the "Closing").

      4.7 Non-Waiver of Rights: By completing the Closing here under, or by making Advances hereunder, Agent and Lenders do not thereby waive a breach of any warranty, representation or covenant made by either Borrower hereunder or any agreement, document, or instrument delivered to Agent or otherwise referred to herein and any claims and rights of Agent or any Lender resulting from any breach or misrepresentation by Borrowers are specifically reserved by Agent for the benefit of Lenders.

SECTION 5.  REPRESENTATIONS AND WARRANTIES

      To induce Lenders to complete the Closing and make the initial Advances under the Credit Facility to Borrowers, each Borrower warrants and represents to Agent and Lenders that:

      5.1    Corporate Organization and Validity:

             (a) Each Borrower and Surety is a corporation duly organized and validly existing under the laws of its state of incorporation (or in the case of CAI-Mexico, the Federal Republic of Mexico), is duly qualified, is validly existing and in good standing and has lawful power and authority to engage in the business it conducts in each state and other jurisdiction where the nature and extent of its business requires qualification, except where the failure to so qualify would not have a material adverse effect on such Borrower's business, financial condition, Property or prospects. A list of all states and other jurisdictions where Borrowers and Sureties are qualified to do business is attached hereto as Exhibit "5.1" and made a part hereof.

             (b) The making and performance of this Agreement and related agreements, and each document required by any Section hereof will not violate any law, government rule or regulation, or the charter, minutes or bylaw provisions of either Borrower or violate or result in a default (immediately or with the passage of time) under any contract, agreement or instrument to which either Borrower is a party, or by which it is bound. Neither Borrower is in violation of nor has knowingly caused any Person to violate any term of any agreement or instrument to which it or such Person is a party or by which it may be bound or of its charter, minutes or bylaws which violation could have a material adverse effect on such Borrower's business, financial condition, Property or prospects.

             (c) Each Borrower has all requisite corporate power and authority to enter into and perform this Agreement and to incur the obligations herein provided for, and has taken all proper and necessary corporate action to authorize the execution, delivery and performance of this Agreement, and the documents and related agreements required hereby.

             (d) This Agreement, the Notes, and all related agreements and documents required to be executed and delivered by Borrowers or Sureties hereunder, when delivered, will be valid and binding upon Borrowers and enforceable in accordance with their respective terms.

      5.2 Places of Business: Each Borrower's and Surety's chief executive office is located at 7175 W. Jefferson Avenue, Suite 4000, Lakewood, Colorado 80235 and the only other places of busi ness of Borrower, are at the addresses listed in Exhibit "5.2" attached hereto and made a part hereof.

      5.3 Pending Litigation: There are no judgments or judicial or administrative orders, proceedings or investigations (civil or criminal) pending, or to the knowledge of Borrowers, threatened, against either Borrower or any Surety in any court or before any governmental authority or arbitration board or tribunal which if adversely determined against such Borrower or Surety might materially and adversely affect the business, financial condition, Property or prospects of such Borrower or Surety, or the ability of such

Borrower to perform under this Agreement. Neither Borrower nor any Surety is in default with respect to any order of any court, governmental authority, regulatory agency or arbitration board or tribunal, the effect of which would materi ally and adversely affect the business, financial condition, Property or prospects of such Borrower or Surety. No executive officer of either Borrower has been indicted or convicted in connection with or is engaging in any criminal conduct, or is currently subject to any lawsuit or proceeding or under investigation in connection with any anti-racketeering or other conduct or activity.

      5.4 Title to Collateral: Each Borrower has good and marketable title in fee simple (or its equivalent under applicable law) to all the Collateral it respectively purports to own, free from Liens, except those of Agent and/or Lenders and the corresponding Lessee and Permitted Liens.

      5.5 Governmental Consent: Neither the nature of either Borrower or of its respective business or Property, nor any relationship between Borrowers and any other Person, nor any circumstance affecting either Borrower in connection with the issuance or delivery of the Notes, is such as to require a con sent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of such Borrower in connection with the execution and delivery of this Agreement or the issuance or delivery of the Notes or other documents contemplated hereby.

      5.6 Taxes: All tax returns required to be filed by Borrowers in any jurisdiction have in fact been filed, and all taxes, assessments, fees and other governmental charges upon Borrowers, or either of them, or upon any of their respective Property, income or franchises, which are shown to be due and payable on such returns have been paid, except for those taxes being contested in good faith with due diligence by appropriate proceedings for which appropriate reserves have been maintained under GAAP. Neither Borrower is aware of any proposed additional tax assessment or tax to be assessed against or applicable to such Borrower that might have a material adverse effect on either Borrower's business, financial condition, Property or prospects.

      5.7 Financial Statements: Borrowers' annual consolidated audited balance sheet as of May 31, 1997 and the quarterly consolidated internally prepared balance sheet as of August 31, 1997 and the related income statements and statements of cash flows as of such dates, complete copies of which have been delivered to Agent, have been prepared in accordance with GAAP and present fairly, accurately and completely the financial posi tion of the Borrowers as of such dates and the results of their operations for such periods. The fiscal year for Borrowers currently ends on May 31. Each Borrower's and Surety's federal tax identification number is set forth on the signature page hereof under such Borrower's name.

      5.8    Full Disclosure:  Neither the financial  statements  referred to in
Section 5.7, nor this Agreement or related agreements and documents or any written statement furnished by either Borrower to Agent in connection with the negotiation of the Credit Facility and contained in any financial statements or documents relating to Borrowers, or either of them, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading.

      5.9 Subsidiaries: Borrowers have no Subsidiaries or Affiliates, except as listed on Exhibit "5.9" attached hereto and made a part hereof.

      5.10   Guarantees, Contracts, etc.:

             (a) Neither Borrower owns nor holds equity or long term debt investments in, has any outstanding advances to, or serves as guarantor, surety or accommodation maker for the obligations of, or has any outstanding borrowings from, any Person except as described in Exhibit "5.10", attached hereto and a made part hereof.

             (b) Neither Borrower is a party to any contract or agreement, or subject to any charter or other corporate restriction, which materially and adversely affects its business, financial condition, Property or prospects.

             (c) Except as otherwise specifically provided in this Agreement, neither Borrower has agreed or consented to cause or permit any of the Collateral whether now owned or hereafter acquired to be subject in the future (upon the happening of a contingency or otherwise) to a Lien not permitted by this Agreement.

      5.11   Government Regulations, etc.:

             (a) The use of the proceeds of and Borrowers' issuance of the Notes will not directly or indirectly violate or result in a violation of
Section 7 of the Securities Exchange Act of 1934, as amended, Regulations U, T, G and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. Neither Borrower owns or intends to carry or purchase any "margin stock" within the meaning of said Regulation U.

             (b) Each Borrower has obtained all licenses, permits, franchises or other governmental authorizations necessary for the ownership of its Property and for the conduct of its business, where the failure to obtain would have a material adverse effect on the business, financial condition, Property or prospects of such Borrower.

             (c) As of the date hereof, no employee benefit plan ("Pension Plan"), as defined in Section 3(2) of ERISA, maintained by Borrowers or under which Borrower could have any liability under ERISA (i) has failed to meet the minimum funding standards established in Section 302 of ERISA, (ii) has failed to comply with all applicable requirements of ERISA and of the Internal Revenue Code, including all applicable rulings and regulations thereunder, (iii) has engaged in or been involved in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Internal Revenue Code which would subject Borrowers to any material liability, or (iv) has been terminated if such termination would subject Borrowers to any material liability. Neither Borrower has assumed, or received notice of a claim asserted against Borrowers, or either of them, for, withdrawal liability (as defined in Section 4207 of ERISA) with respect to any multi employer pension plan and is not a member of any Controlled Group (as defined in ERISA). Borrowers have timely made all contributions when due with respect to any multi-employer pension plan in which it participates and no event has occurred triggering a claim against Borrowers for withdrawal liability with respect to any multi-employer pension plan in which Borrowers participates. All Employee Benefit Plans and multi-employer pension plans to which either Borrower participates are listed on Exhibit "5.11" attached hereto and made a part hereof.

             (d) Neither Borrower is in violation of, nor has received written notice that it is in violation of, or has knowingly caused any Person to violate, any applicable statute, regulation or ordinance of the United States of America, or of any state, city, town, municipality, county or of any other jurisdiction, or of any agency, or department thereof, (including without limitation, environmental laws and regulations), which may materially and adversely affect its business, financial condition, Property or prospects.

             (e) Each Borrower is current with all reports and documents required to be filed with any state or federal secu rities commission or similar agency and is in full compliance in all material respects with all applicable rules and regulations of such commissions.

      5.12   Names:

             (a) Within five (5) years prior to the Closing Date, Borrowers have not conducted business under or used any other name (whether corporate or assumed) except for the names shown on Exhibit "5.12(a)", attached hereto and made a part hereof. Each Borrower is the sole owner of the respective names listed on such Exhibit "5.12(a)" and, to the best of Borrowers' knowledge, any and all business done and all invoices issued in such trade names are Borrowers' sales, leases, business and invoices. Each trade name of a Borrower represents a division or trading style of such Borrower and not a separate corporate subsidiary or affiliate or independent entity.

             (b) All trademarks, patents or copyrights which either Borrower uses, plans to use or has a right to use are listed on Exhibit "5.12(b) attached hereto and made a part hereof. Borrower is the sole owner of such Property except to the extent any other Person has claims or rights in such Property, as such claims and rights are described on such Exhibit "5.12(b)." To the best of Borrower's knowledge, Borrower is not in violation of any rights of any other Person with respect to such Property.

      5.13 Other Associations: Neither Borrower is engaged and or has an interest in any joint venture or partnership with any other Person except as described on Exhibit "5.13" hereto and made a part hereof.

      5.14 Environmental Matters: Except as disclosed on Exhibit "5.14" attached hereto and made a part hereof, Borrowers have no knowledge:

             (a) of the presence of any Hazardous Substances on any of the real property where Borrowers conduct operations or have their personal property, or

             (b) of any on-site spills, releases, discharges, disposal or storage of Hazardous Substances that have occurred or are presently occurring on any of such real property or where any Collateral is located, or

             (c) of any spills, releases, discharges or disposal of Hazardous Substances that have occurred, are presently occurring on any other real property as a result of the conduct, action or activities of Borrowers.

As used herein, the term "Hazardous Substances" means any substances defined or designated as hazardous or toxic waste, hazardous or toxic material, hazardous or toxic substance or similar term, by any environmental statute, rule or regulation of any governmental entity presently in effect and applicable to such real property.

      5.15   Regulation  O:  No  director,   executive   officer  or   principal
shareholder of any Borrower is a director, executive officer or principal shareholder of any Lender. For the purposes hereof the terms "director" (when used with reference to a Lender), "executive officer" and "principal shareholder" have the respective meanings assigned thereto in Regulation O issued by the Board of Governors of the Federal Reserve System.

     5.16 Capital Stock: The authorized and outstanding shares of capital stock of each Borrower is as set forth on Exhibit "5.16" attached hereto and made a part hereof. All of the capital stock of each Borrower has been duly and validly authorized and issued and is fully paid and non-assessable and has been sold and delivered to the holders thereof in compliance with, or under valid exemption from, all Federal and state laws and the rules and regulations of all regulatory bodies thereof governing the sale and delivery of securities. Except for the rights and obligations set forth in Exhibit "5.16", there are no subscriptions, warrants, options, calls, commitments, rights or agreements by which Borrowers or any of the shareholders of either Borrower is bound relating to the issuance, transfer, voting or redemption of shares of its capital stock or any pre-emptive rights held by any Person with respect to the shares of capital stock of such Borrower. Except as set forth in Exhibit "5.16", neither Borrower has issued any securities convertible into or exchangeable for shares of its capital stock or any options, warrants or other rights to acquire such shares or securities convertible into or exchangeable for such shares.

      5.17   INTENTIONALLY OMITTED.

      5.18 Leases and Leased Property: Each Lease or Progress Payment reported to Agent and/or Lender as an Eligible Lease or Progress Payment, and the Leased Property associated therewith, shall at all times when such Leases or Progress Payment (as applicable) are included in the calculation of either Borrowing Base, be in compliance with each of the following representations:

             (a) Each Lease contains substantially the same printed provisions without material deletions or modifications as those contained in the standard lease form attached hereto as Exhibit 5.18, and is genuine, constitutes the entire agreement for the leasing of the Leased Property thereby covered, has not been altered or amended, except as set forth in the related schedules, and Borrower's Books and Records relating thereto are accurate, complete and genuine;

             (b) The sole original of each Lease (or with respect to Progress Payments, the sole original of each note or other instrument evidencing the Lessee's obligations) has been delivered to Agent, and all other counterparts of each Lease shall contain language specifying that such counterpart is not an original for "chattel paper" purposes under the UCC;

             (c) Where the Lease consists of a Master Lease Agreement and specific schedules which describe the terms of any specific items to be leased pursuant to such schedule, the sole original schedule shall constitute the sole original Lease, provided that the terms of the Master Lease Agreement and the schedule make it clear that the sole original schedule is a separate lease for "Chattel Paper" purposes under the UCC and that possession of such schedule constitutes possession of "Chattel Paper" under the UCC;

             (d) (i) Except as otherwise consented to by Agent and all Lenders in writing, no more than the following aggregate availability under both Borrowing Bases shall be attributable to Leases and/or Progress Payments with same Lessee based on the Lessee's Designated Credit Rating:

          Designated                   Aggregate Borrowing
         Credit Rating              Base Lessee Concentration
         -------------              -------------------------

              1                          15,000,000

              2                          10,000,000

              3                           5,000,000 (provided that the Lessee
                                                    concentration shall not
                                                    exceed $3,000,000 for Leases
                                                    where the Borrowers do not
                                                    have a firm commitment for
                                                    the sale of such Leases to a
                                                    third party)

In addition, no more than $1,000,000 of the aggregate availability under both Borrowing Bases shall be attributable to all Leases and/or Progress Payments where the Lessees' have a Designated Credit Rating of 4;

                  (ii) Except as otherwise consented to by Agent and all Lenders in writing, the aggregate availability under both Borrowing Bases attributable to the designated equipment types described below shall not exceed the corresponding concentration limitation, determined as a percentage of the total amount outstanding under the Credit Facility:

         Equipment Type                              Concentration Limitation
         --------------                              ------------------------

         Lift Trucks                                           40%
         Machine Tools, manufacturing
         and printing                                          40%
         Personal computers and office
         automation equipment                                  25%
         Furnitures, fixtures and
         equipment                                             25%
         Semiconductors                                        25%
         Other equipment types
         (not otherwise described above
          but limited to no more than 10
          additional categories)                               15%

                  (iii) Except as otherwise consented to by Agent and SuperMajority Lenders in writing, no more than $5,000,000 of the aggregate availability under both Borrowing Bases shall be attributable to Progress Payments provided that no more than $2,000,000 of such availability shall be attributable to Progress Payments relating to Lessees with a Designated Credit Rating that is not a 1 or 2.

             (e) Each Lease and Progress Payment has a corresponding Lessee which is located in the United States, although except as otherwise consented to by Agent and SuperMajority Lenders in writing, no more than $3,000,000 of the aggregate availability under the Borrowing Bases shall be attributable to otherwise Eligible Leases with a Lessee having a Designated Credit Rating of 1 or 2), where the Leased Property is physically located outside of the United States, provided however that Agent reserves the right to review the country locations of such Leased Property and exclude from Eligible Leases, Leases or Progress Payments where the Leased Property is located in country with which Agent is uncomfortable, in its sole discretion, with its ability to enforce its rights hereunder with respect to such Leased Property.

             (f) The original amount and unpaid balance of each Lease and Progress Payment shown on Borrowers' Books and Records and on any statement or schedule delivered to Agent in connection therewith is the true and correct amount actually owed to Borrowers, no portion of which, except as specifically provided for in the Lease or Progress Payment, has been prepaid;

             (g) The amount due under each Lease and Progress Payment is not and will not be, subject to any claim or reduction, counterclaim, setoff, recoupment, or any other claim, allowance or adjustment and no Lease has been re-negotiated, restructured or compromised except as renewed in the ordinary course of business;

             (h) All security agreements, title retention instruments and other documents and instruments which are security for any Lease or Progress Payment, and/or each Lease, contain a correct and sufficient description of the Leased Property covered thereby and all security interests, if any, granted therein to a Borrower(s) (either directly or as assignee), if applicable, have been properly perfected and assigned to Agent for the benefit of Lenders;

                  (i) Neither Borrower has nor will either enter into any agreement with a Lessee of any Leased Property which provides, directly or indirectly, for the crediting of any obligation or liability of such Borrower to such Lessee against future rentals accruing under the Lease or Progress Payment;

             (j) Each item of Leased Property is in good condition, ordinary wear and tear accepted, has not been returned, rejected, lost, stolen, destroyed or damaged;

             (k) Each item of Leased Property has been delivered to and, in all instances, accepted by the Lessee and has not been removed from service;

             (l) Each Lease and instrument evidencing a Lessee's obligation under a Progress Payment, has been duly executed by a Borrower and each Lessee, and is the valid, legal and binding obligation of such Borrower and such Lessee, and is enforceable against such Borrower and such Lessee in accordance with its terms. A Borrower is the sole owner of each of the Leases and has the authority to assign all of its right, title and interest therein upon the terms herein set forth;

             (m) Each Lease and Progress Payment and all Leased Property which is the subject matter thereof at the time of its assignment to Agent for the benefit of Lenders and at all times thereafter, will be free and clear of any and all assignments, options, rights, or other Liens, whatsoever except Lenders' and/or Agent's and the rights of the Lessee thereunder;

             (n) Borrowers have made an adequate credit investigation of each Lessee and have determined that the credit is satisfactory in accordance with the Credit Policy Manual;

             (o) All costs, fees, and expenses incurred in making and closing each of the Leases has been paid and no Lease shall be a Delinquent Lease at the time of the assignment thereof to Agent and Lenders. No default exists or event exists which with the giving of notice or the passage of time or both, will result in the occurrence of a default of any obligation, as expressed in any Lease;

             (p) All rentals, fees, costs, expenses and charges paid or payable by the Lessee under any Lease, including without limitation, any brokerage and other fees paid to a Borrower(s) do not violate any laws relating to the maximum fees, costs, expenses or charges that can be charged in any state in which any Leased Property is located or in which the corresponding Lessee is located, or in which a transaction was consummated, or in any other state which may have jurisdiction with respect to any such Leased Property, Lease or Lessee;

             (q) Agent, for the benefit of Lenders, has a first perfected lien and security interest in the Collateral (including without limitation the Lease Collateral) subject to no other Lien except Permitted Liens. Borrowers have taken and in the future, shall take all steps necessary to maintain Agent's first perfected lien and security interest in the Lease Collateral, including, if required, perfecting the respective Borrower's security interest (in the event the Lease is not a "true lease") through filing financing statements, amendments thereto, or assignments and/or continuations thereof and recording of the documentation necessary to perfect such Borrower's lien;

             (r)  For each Lease, the appropriate  Borrower has filed within ten
(10) days of receipt by the Lessee of possession of the Leased Property, such UCC financing statements (listing such Borrower as secured party, Lessee as debtor, and such Leased Property as collateral), in such locations as would be required by applicable law (if such Borrower were a secured party and Lessee were a debtor) in order to perfect a security interest in such Leased Property under the UCC or otherwise, in favor of Agent for the benefit of Lenders, as such Borrower's assignee;

             (s) Each item of Leased Property has been insured in the ordinary course of Borrowers' or the corresponding Lessee's business;

             (t)  Neither   Borrower  has  received   notice  of  a  bankruptcy,
receivership, reorganization or insolvency of the corresponding Lessee;

             (u) No Lessee is a subsidiary, or affiliate of Borrowers, or under common control with Borrowers or is an officer or employee of either Borrower;

             (v) The Lessee is not otherwise in default under the corresponding Lease or Progress Payment; and

             (w)  No Lease has been restructured due to a Lessee default.

      5.19 Interrelatedness of Borrowers and Sureties: The business operations of each Borrower and Surety are interrelated and complement one another, and such companies have a common business purpose, with inter-company bookkeeping and accounting adjustments used to separate their respective
Properties, Liabilities, and transactions. To permit their uninterrupted and continuous operations, such companies now require and will from time to time hereafter require funds for general business purposes. The proceeds of Advances under the Credit Facility will directly or indirectly benefit each Borrower and Surety hereunder severally and jointly, regardless of which Borrower requests or receives part or all of the proceeds of such Advances.

      5.20   Investment  Company:  No   Borrower  is   an  "investment  company"
registered or required to be registered under the Investment Company Act of 1940, as amended, nor is any Borrower controlled by such a company.

SECTION 6.  BORROWERS' AFFIRMATIVE COVENANTS

      Each Borrower covenants that until all of Borrowers' Obligations to Lenders and Agent are paid and satisfied in full and the Credit Facility has been terminated:

      6.1 Payment of Taxes and Claims: Borrowers shall pay, before they become delinquent,

             (a) all taxes, assessments and governmental charges or levies imposed upon it or upon Borrower's Property, and

             (b) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other Persons entitled to the benefit of statutory or common law Liens, which, if unpaid, would result in the imposition of a Lien upon the Collateral; provided, however, that Borrowers shall not be required to pay any such tax, assessment, charge, levy, claim or demand if the amount, applicability or validity thereof shall at the time be contested in good faith and by appropriate proceedings by Borrowers, and if Borrowers shall have set aside on their books adequate reserves in respect thereof, in accordance with GAAP; which deferment of payment is permissible so long as no Lien has been entered and the respective Borrower's title to, and its right to use, the Collateral are not adversely affected thereby.

      6.2    Maintenance of Properties and Corporate Existence:

             (a) Property - Borrowers shall maintain their Property in good condition and make all necessary renewals, replacements, additions, betterments and improvements thereto and will pay and discharge when due the cost of repairs and maintenance to its Property, all as in the judgment of Borrowers may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

             (b) Property Insurance - Borrowers shall maintain or cause to be maintained insurance on the Collateral against fire, flood, casualty and such other hazards in such amounts, with such deductibles and with such insurers as are customarily used by companies operating in the same industry as Borrowers or the corresponding Lessee. Upon request, Borrowers shall furnish Agent with copies of original policies of insurance certified as true and correct and being in full force and effect as of the Closing Date or such other evidence of insurance as Agent may require. In the event Borrowers fail to procure or cause to be procured any such insurance or to timely pay or cause to be paid the premium(s) on any such insurance, Agent (on behalf of Lenders) may do so for Borrowers, but Borrowers shall continue to be liable for the same. The policies of all such casualty insurance shall contain standard Lender's Loss Payable Clauses issued in favor of Agent (on behalf of Lenders) under which all losses thereunder shall be paid to Agent (on behalf of Lenders) as Agent's interest may appear. Such policies shall expressly provide that the requisite insurance cannot be altered or canceled without thirty (30) days prior written notice to Agent and shall insure Lenders notwithstanding the act or neglect of either Borrower. Each Borrower hereby appoints Agent as such Borrower's attorney-in-fact, exercisable at Agent's option to endorse any check which may be payable to such Borrower in order to collect the proceeds of such insurance and any amount or amounts collected by Agent pursuant to the provisions of this paragraph may be applied by Agent to Borrowers' Obligations. Borrowers further covenant that all insurance premiums owing under its current casualty policy have been paid. Borrowers also agree to notify Agent, promptly, upon either Borrower's receipt of a notice of termination, cancellation, or non-renewal from its insurance company of any such policy.

             (c) Public and Products Liability Insurance Borrowers shall maintain, and shall deliver to Agent upon Agent's request evidence of, public liability, products liability and business interruption insurance in such amounts as is customary for companies in the same or similar businesses located in the same or similar area.

             (d) Financial Records - Borrowers shall keep current and accurate books of records and accounts in which full and correct entries will be made of all of its business transactions, and will reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP. Borrowers shall not change their respective fiscal year end date without the prior written consent of Agent.

             (e) Corporate Existence and Rights - Borrowers shall do (or cause to be done) all things necessary to preserve and keep in full force and effect its existence, good standing, rights and franchises.

             (f) Compliance with Laws - Borrowers shall be in compliance with any and all laws, ordinances, governmental rules and regulations, and court or administrative orders or decrees to which it is subject, whether federal, state or local, (including without limitation environmental or environmental-related laws, statutes, ordinances, rules, regulations and notices), and shall obtain and maintain any and all licenses, permits, franchises or other governmental authorizations necessary to the ownership of their Property or to the conduct of their businesses, which vio lation or failure to obtain may materially adversely affect the business, Property, financial conditions or prospects of Borrowers or either of them. Borrowers shall timely satisfy all assessments, fines, costs and penalties imposed by any governmental body against either Borrower or any Property of either Borrower subject to the provisions of Section 6.1 above.

      6.3    Business Conducted:

             (i) Borrowers shall continue in the business presently operated by them using their best efforts to maintain their customers and goodwill and shall service the Leases in a careful and workmanlike manner.

             (ii) Borrowers shall not engage, directly or indirectly, in any material respect in any line of business substantially different from the businesses conducted by them immediately prior to the Closing Date, unless such line of business is reasonably related to such business so conducted prior to the Closing Date.

      6.4 Litigation: Borrowers shall give prompt notice to Agent of any litigation claiming in excess of $1,000,000 from Borrowers or either of them, or which may otherwise have a material adverse effect on the business, financial condition, Property or prospects of Borrowers.

      6.5    Taxes:

             (a) Borrowers shall pay all taxes (other than taxes based upon or measured by any Lender's income or revenues), if any, in connection with the Loans and/or the recording of any Lien documents. The Obligations of Borrowers under this section shall survive the payment of Borrowers' Obligations under this Agreement and the termination of this Agreement. Borrowers shall cause to be paid all taxes incurred in connection with any of the Leases or the acquisition, sale or lease of any of the Leased Property.

      6.6 Bank Accounts: Borrowers shall maintain a major depository and disbursement account(s) with Agent.

      6.7 Employee Benefit Plans: Borrowers will (a) fund all their Pension Plan(s) in a manner that will satisfy the minimum funding standards of Section 302 of ERISA, or will promptly satisfy any accumulated funding deficiency that arises under Section 302 of ERISA, (b) furnish Agent, promptly upon Agent's request of the same, with copies of all reports or other statements filed with the United States Department of Labor, the Pension Benefit Guaranty Corporation ("PBGC") or the Internal Revenue Service ("IRS") with respect to all Pension Plan(s), or which Borrowers, or any member of a Controlled Group, may receive from the United States Department of Labor, the IRS or the PBGC, with respect to all such Pension Plan(s), and (c) promptly advise Agent of the occurrence of any reportable event (as defined in Section 4043 of ERISA, other than a reportable event for which the thirty (30) day notice requirement has been waived by the
PBGC) or prohibited transaction (under Section 406 of ERISA or Section 4975 of the Internal Revenue Code) with respect to any such Pension Plan(s) and the action which Borrowers propose to take with respect thereto. Borrowers will make all contributions when due with respect to any multi-employer pension plan in which they participate and will promptly advise Agent (i) upon their receipt of notice of the assertion against either Borrower of a claim for withdrawal liability, (ii) upon the occurrence of any event which, to the best of Borrowers' knowledge, would trigger the assertion of a claim for withdrawal liability against either Borrower, and (iii) upon the occurrence of any event which, to the best of Borrowers' knowledge, would place either Borrower in a Controlled Group as a result of which any member (including Borrowers) thereof may be subject to a claim for withdrawal liability, whether liquidated or contingent.

      6.8 Warranties for Future Advances: Each request by Borrowers for an Advance under the Credit Facility in any form following the Closing Date shall constitute an automatic representation and warranty by Borrowers to the effect that:

             (a) There has been no material adverse change in Borrowers' operations or condition (financial or otherwise) since the date of delivery of Borrowers' most recent Financial Statements.

             (b) No Event of Default which has not been cured or waived, or Unmatured Event of Default, then exists;

             (c) Each Advance is within and complies with the terms and conditions of this Agreement including without limitation the notice provisions contained in Section 2.3 hereof;

             (d) No Lien, other than Permitted Liens, including, without limitation, any federal tax Lien, has been imposed on either Borrower which may, in any way, take priority over Agent's and/or Lenders' security interests in or Liens on any Collateral; and

             (e) Each representation and warranty set forth in Section 5 of this Agreement is then true and correct in all material respects; provided that Borrower may update Exhibits "5.1", "5.3", "5.9", "5.10", "5.11", "5.12(b)",
"5.13", "5.14" and "5.16" so that such Exhibits accurately reflect the state of Borrower's affairs as of the date of a request for an Advance by giving written notice thereof to Agent, and further provided that such updated Exhibits do not reflect events or conditions which constitute violations of Section 6 or 7 hereof or otherwise reflect material adverse developments.

      6.9    Financial Covenants:  Borrowers shall  maintain and comply with the
following   financial   covenants  as  reflected  on  and  computed  from  their
consolidated Financial Statements:

             (a) Tangible Net Worth: Borrower shall have and maintain a Tangible Net Worth on a consolidated basis, measured quarterly as of the last day of each fiscal quarter, of not less than $23,000,000; provided that such Tangible Net Worth covenant shall increase annually by an amount equal to 75% of Borrowers' Net Income for the immediately preceding fiscal year, beginning with fiscal year commencing on June 1, 1998.

             (b) Net Income/Loss: Borrower shall not suffer an operating loss and/or incur negative net income on a consolidated basis in excess of $150,000 during any fiscal quarter.

             (c) Liabilities to Tangible Net Worth Ratio: Borrowers shall have and maintain a Liabilities to Tangible Net Worth Ratio on a consolidated basis, measured quarterly as of the last day of each fiscal quarter, of not greater than 3.0:1.

             (d) Interest Coverage Ratio: Borrowers shall have and maintain at all times an Interest Coverage Ratio on a consolidated basis, measured quarterly as of the last day of each fiscal quarter, of not less than 1.20:1.

             (e) Delinquency Percentage: Borrowers shall have and maintain a Delinquency Percentage, measured quarterly as of the last day of each fiscal quarter, of not greater than 3.00%.

      6.10 Financial and Business Information: Borrowers shall deliver to Agent and each Lender the following:

             (a)  Financial Statements and Collateral Reports:

                  (i) within one hundred and five (105) days after the end of each fiscal year of Borrower, Financial Statements of Borrowers and Sureties for such year including the balance sheet of Borrowers and Sureties as at the end of such fiscal year and a statement of cash flows and income statement for such fiscal year, all on a consolidated and consolidating basis, setting forth in the consolidated statements in comparative form, the corresponding figures as at the end of and for the previous fiscal year, all in reasonable detail, including all supporting schedules, and audited and certified by independent public accountants of recognized standing, selected by Borrowers and reasonably satisfactory to the Agent to have been prepared in accordance with GAAP, and such independent public accountants shall also provide an unqualified opinion that the Financial Statements present fairly the Borrowers' and Sureties' financial condition. Such independent accountants shall also provide a statement certifying that nothing has come to their attention to cause them to believe that calculations contained in the compliance certificate are inaccurate.

                  (ii) within sixty (60) days after the end of each fiscal quarter, Borrowers' and Sureties' internally prepared quarterly consolidated and consolidating Financial Statements, including balance sheet, income statement and statements of cash flows and a complete detailed listing of all Accrual Leases existing at any time during the subject fiscal quarter;

                  (iii) within thirty-five (35) days of the end of each calendar month, Borrower's Lease receivables aging report, the Working Capital Borrowing Base Certificate and Collateral Coverage Ratio calculations and such other reports as Agent reasonably deems necessary, certified by Borrower's chief financial officer as true and correct; and

                  (iv) such data, reports, statements, information, financial or otherwise, as Agent may reasonably request.

             (b) Notice of Event of Default - promptly upon becoming aware of the existence of any condition or event which constitutes a default or an Event of Default or Unmatured Event of Default under this Agreement, a written notice specifying the nature and period of existence thereof and what action Borrowers are taking (and proposes to take) with respect thereto;

             (c) Notice of Claimed Default - promptly upon receipt by either Borrower, notice of default, oral or written, given to such Borrower by any creditor for borrowed money in excess of $1,000,000;

             (d) Securities and Other Reports - if either Borrower or any Surety shall be required to file reports with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, promptly upon its becoming available, one copy of each financial statement, report, notice or proxy statement sent by such Borrower(s) or Surety(ies) to stockholders or equityholders generally, and, a copy of each regular or periodic report, and any registration statement, or prospectus in respect thereof, filed by such Borrower(s) or Surety(ies) with any securities exchange or with federal or state securities and exchange com missions or any successor agency.

      6.11 Officers' Certificates: Along with the set of Financial Statements delivered to Agent and Lenders at the end of each fiscal quarter and fiscal year pursuant to Section 6.10(a) hereof, deliver to Agent a certificate (in the form of Exhibit "6.11" attached hereto and made a part hereof) from the chief financial officer of Borrowers (and as to certificates accompanying the annual statements of Borrowers, also certified by Borrowers' independent certified public accountant) setting forth:

             (a) Covenant Compliance - the information (including detailed calculations) required in order to establish whether Borrowers are in compliance with the requirements of Sections 6.9 as of the end of the period covered by the financial statements then being furnished (and any exhibits appended thereto) under Section 6.10; and

             (b) Event of Default - that the signer in his capacity as an officer of Borrowers has reviewed the relevant terms of this Agreement, and has made (or caused to be made under his supervision) a review of the transactions and conditions of Borrowers from the beginning of the accounting period covered by the Financial Statements being delivered therewith to the date of the certificate, and that such review has not disclosed the existence during such period of any condition or event which constitutes an Event of Default or Unmatured Event of Default or if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Borrowers have taken or propose to take with respect thereto.

      6.12 Inspection: Borrowers will permit any of Agent's officers or other representatives to visit and inspect any of Borrowers' locations or where any Collateral is kept during regular business hours, to examine and audit all of Borrowers' books of account, records, reports and other papers, to make copies and extracts therefrom and to discuss their affairs, finances and accounts with their officers, employees and independent certified public accountants. All such inspections shall be at Borrowers' expense at the standard rates charged by the Agent for such activities (plus the Agent's out-of-pocket expenses), provided that prior to the occurrence of an Event of Default or Unmatured Event of Default, Borrowers will not be liable to Agent for field examination fees and expenses relating to more than two (2) field examinations during the Initial Term or for more than one (1) field examination during each consecutive 12 month period following the Initial Term.

      6.13 Tax Returns and Reports: At Agent's request from time to time, Borrowers shall promptly furnish Agent with copies of the annual federal and state income tax returns of Borrowers and Sureties. Borrowers further agree that, if requested by Agent, they shall promptly furnish Agent with copies of all reports filed with any federal, state or local governmental authority or agency, board or commission.

      6.14 Material Adverse Developments: Each Borrower agrees that immediately upon becoming aware of any development or other information which would reasonably be expected to materially and adversely affect its businesses, financial condition, Property, prospects or its ability to perform under this Agreement, it shall give to Agent telephonic or telegraphic notice specifying the nature of such development or information and such anticipated effect. In addition, such verbal communication shall be confirmed by written notice thereof to Agent on the next business day after such verbal notice is given.

      6.15 Places of Business: Each Borrower shall give thirty (30) days prior written notice to Agent of any changes in the location of any of its respective places of business, of the places where Books and Records are kept, or the establishment of any new, or the discontinuance of any existing place of business.

      6.16 Sale of Collateral: Each Borrower shall mark its books and records to indicate Agent's security interest in the Collateral for the benefit of Lenders, including the Lease Collateral and, except as otherwise provided herein, such Borrower shall retain title at all times to the Collateral; provided however, that so long as no Event of Default or Unmatured Event of Default has occurred, such Borrower may, subject to the prepayment provisions set forth herein, sell portions of the Collateral. So long as no Event of Default or Unmatured Event of Default has occurred, upon receipt of the proceeds from the sale of such Collateral (if applicable), Agent shall execute and/or deliver such documentation as is reasonably necessary to release its security interest in such Collateral. Notwithstanding anything in the foregoing to the contrary, in the case of Pre-Sold Leases, as defined below, the Lien of Agent for the benefit of Lenders in each such Pre-Sold Lease and the Related Equipment covered by such Pre-Sold Lease shall be deemed automatically terminated, released and extinguished upon the sale and transfer of title to such Pre-Sold Lease and the Related Equipment to a third party purchaser thereof and receipt by Borrower(s) of fair market consideration for such transfer. For purposes of the foregoing, a "Pre-Sold Lease" means any lease with respect to which (i) possession thereof has not been delivered to and at no time held by the Agent,
(ii) neither the lease nor the Related Equipment has at any time been described in a Borrowing Base Certificate, (iii) neither the lease nor the Related Equipment has at any time been included or described as an asset of the Borrowers for purposes of computing the Collateral Coverage Ratio or the availability under the Warehouse Borrowing Base, and (iv) the lease and Related Equipment have been sold by the Borrower(s) to a third party purchaser within seven calendar days following the date on which such Borrower shall have obtained title to such lease and/or Related Equipment.

SECTION 7.  BORROWERS' NEGATIVE COVENANTS:

      Each Borrower covenants that until all of Borrowers' Obligations to Lenders are paid and satisfied in full and the Credit Facility has been terminated, that:

      7.1    Merger, Consolidation, Dissolution or Liquidation:

             (a) Except as permitted by the second sentence of this Section 7.1(a) neither Borrower shall sell, lease, license, transfer or otherwise dispose of its Property, other than Property sold in the ordinary course or ordinary operation of such Borrower's business (which includes, without limitation, sales or transfers in conjunction with securitization transactions and other nonrecourse lease financing transactions), without Agent's prior written consent. Notwithstanding the foregoing, so long as no Event of Default has occurred or would result from the sale, lease, license, transfer or other disposition, Borrowers may, in addition to the sales in the ordinary course of business, sell, lease, license, transfer or otherwise dispose of not more than 10% of their Property during any twelve (12) month period.

             (b) Neither Borrower shall, without the prior written consent of the SuperMajority Lenders, enter into any merger, consolidation, reorganization or recapitalization or acquire all or substantially all of the assets of any other Person or entity, except with respect to a merger, consolidation or acquisition in which such Borrower's Property is transferred to or combined with, as a single entity, any one Person, so long as (i) no Event of Default or Unmatured Event of Default has occurred hereunder or would occur after giving effect to such merger, consolidation or acquisition, and (ii) such Borrower shall be the surviving corporation.

      7.2    Liens  and  Encumbrances:  Neither  Borrower nor any Surety  shall:
(i) execute a negative pledge agreement with any Person covering any of the Collateral, or (ii) cause or permit or agree or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the Collateral, whether now owned or hereafter acquired, to be subject to a Lien or be subject to any claim except for Permitted Liens. As used herein, "Permitted Liens" means
(A) Liens securing taxes, assessments or govern mental charges or levies or the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords, and other like persons, provided the payment thereof is not at the time required by Section 6.1, (B) Liens on Securitization Certificates securing only the corresponding Securitization Residual Financing and (C) such Liens as are described on Exhibit 7.2 attached hereto and made a part hereof.

      7.3 Negative Pledge: Neither Borrower shall pledge, grant or permit any Lien to exist on the common stock of its Subsidiaries except with respect to the Liens granted hereunder to Agent for the benefit Lenders.

      7.4    Transactions With Affiliates or Subsidiaries:

             (a) Neither Borrower shall enter into any transaction with any Subsidiary or other Affiliate including, without limita tion, the purchase, sale, lease or exchange of Property, or the loaning or giving of funds to any Affiliate or any Subsidiary, unless (i) such Subsidiary or Affiliate is engaged in a business substantially related to the business conducted by such Borrower and the transaction is in the ordinary course of and pursuant to the reasonable requirements of such Borrower's business and upon terms substantially the same and no less favorable to such Borrower as it would obtain in a comparable arm's-length trans actions with any Person not an Affiliate or a Subsidiary, and
(ii) so long as such transaction is not prohibited hereunder.

             (b) Subject in any event to the limitations of Section 7.4(a) above and except with respect to the Connecting Point acquisition, neither Borrower shall create or acquire any Subsidiary without Agent's prior written consent, unless such Subsidiary engages in a business substantially related to the business of Borrowers as conducted immediately prior to the Closing Date.

      7.5 Guarantees: Except with respect to the obligations of Borrowers described on Exhibit 5.10 and, excepting the endorsement in the ordinary course of business of negotiable instruments for deposit or collection, neither Borrower shall become or be liable, directly or indirectly, primary or secondary, matured or contingent, in any manner, whether as guarantor, surety, accommodation maker, or otherwise, for the existing or future indebtedness of any kind of any Person.

      7.6    Distributions, Redemptions and Other Indebtedness:

             (a) Parent shall not declare or pay or make any forms of Distribution to its shareholders, their successors or assigns.

             (b)  Neither  Borrower  shall   borrow   money   from,   or   incur
indebtedness to, any than Person other than in the form of Nonrecourse Debt or pursuant to a Securitization Residual Financing.

      7.7 Loans and Investments: Neither Borrower shall have or make any outstanding loans, advances, extensions of credit or capital contributions to, or investments in, any person except with respect to loans or advances made by Borrowers to any employee(s) in an aggregate amount outstanding not to exceed $100,000 at any time and with respect to those investments designated on Exhibit
7.7 attached hereto and made a part hereof.

      7.8 Use of Lenders' Name: Borrowers shall not use any Lender's name (or the name of any of any Lender's Affiliates) or Agent's name in connection with any of its business operations except to identify the existence of the Credit Facility and the names of the Lenders and Agent in the ordinary course of Borrowers' business. Nothing herein contained is intended to permit or authorize either Borrower to make any contract on behalf of any Lender or Agent.

      7.9    Miscellaneous Covenants:

             (a) Neither Borrower shall become or be a party to any contract or agreement which at the time of becoming a party to such contract or agreement materially impairs such Borrower's ability to perform under this Agreement, or under any other instrument, agreement or document to which such Borrower is a party or by which it is or may be bound.

             (b) Neither Borrower shall carry or purchase any "margin stock" within the meaning of Regulations U, G, T or X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II.

      7.10 Change of Ownership Interests: Parent shall not at any time own, legally or beneficially, less than 100% of the aggregate voting interests of all classes of capital stock of CAII and the Sureties entitled to vote generally.

      7.11 Change of Management: Borrowers shall not at any time permit Dennis Lacey and at least two other current members of Borrowers' Senior
Management Team to cease to be involved in the day to day operations of the Borrowers.

      7.12 Change of Credit Policy Manual/Depreciation Policy: Borrowers shall not amend or modify the Credit Policy Manual or alter their current policy regarding depreciation of assets, in any material respect without Agent's prior written consent.

SECTION 8.  DEFAULT

      8.1 Events of Default: Each of the following events shall constitute an event of default ("Event of Default") and Agent shall thereupon have the option, and the SuperMajority Lenders shall have the right to cause Agent, to declare the Obligations immediately due and payable, all without demand, notice, presentment or protest or further action of any kind (it also being understood that the occurrence of any of the events or conditions set forth in subparagraphs (j), (k) or (l) shall automatically cause an acceleration of the Obligations):

             (a) Payments - if Borrowers fail to make any payment of principal or interest due under the Credit Facility within five (5) days of date on which such payment is due and payable; provided however that such five (5) day grace period shall not be applicable if such payments are due and payable due to maturity, acceleration or demand by Agent, whether following an Event of Default or otherwise; or

             (b) Other Charges - if Borrowers fail to pay any other charges, fees, Expenses or other monetary obligations owing to any Lender or Agent arising out of or incurred in connection with this Agreement within five (5) days of the date on which such payment is due and payable; provided however that such five (5) day grace period shall not be applicable if such payments are due and payable due to maturity, acceleration or demand by Agent, whether following an Event of Default or otherwise; or

             (c) Particular Covenant Defaults - if Borrowers fail to perform, comply with or observe any covenant or undertaking contained in this Agreement; provided however that with respect to those covenants which are capable of being cured (which specifically does not include the covenants contained in Section
6.9 and Section 7 hereof) Borrowers shall have 10 days from the date upon which Borrowers, or either of them, become aware of such failure, to comply with, or perform such covenants; or

             (d) Financial Information - if any statement, report, financial statement, or certificate made or delivered by Borrowe rs, or either of them or any of their respective officers, employees or agents, to Agent or any Lender is not true and correct, in all material respects, when made; or

             (e) Uninsured Loss - if there shall occur any uninsured damage to or loss, theft, or destruction in excess of $500,000 with respect to any portion of any Collateral; or

             (f) Warranties or Representations - if any warranty, representation or other statement by or on behalf of either Borrower contained in or pursuant to this Agreement, or in any document, agreement or instrument furnished in compliance with, relating to, or in reference to this Agreement, is false, erroneous, or misleading in any material respect when made; or

             (g) Agreements with Others - if Borrowers, or either of them, or any Surety shall default beyond any grace period under any agreement with any creditor for borrowed money and (i) such default consists of the failure to pay any principal, premium or interest with respect to such indebtedness or (ii) such default consists of the failure to perform any covenant or agreement with respect to such indebtedness, if the effect of such default is to cause such Borrower's or Surety's obligations which are the subject thereof to become due prior to its maturity date or prior to its regularly scheduled date of payment;

             (h) Other Agreements with Lenders - if Borrowers, or either of them, or any Surety breach or violate the terms of, or if a default or an Event of Default, occurs under, any Loan Document or other existing or future agreement (related or unrelated) between or among Borrowers, or either of them and/or any Surety and Agent or any Lender or all Lenders; or

             (i) Judgments - if any final judgment for the payment of money in excess of $500,000 which is not fully and unconditionally covered by insurance or for which Borrowers have not established a cash or cash equivalent reserve in the amount of such judgment, shall be rendered against Borrowers, or either of them;

             (j) Assignment for Benefit of Creditors, etc. - if either Borrower or any Surety makes or proposes an assignment for the benefit of creditors generally, offers a composition or extension to creditors, or makes or sends notice of an intended bulk sale of any business or assets now or hereafter owned or conducted by such Borrower or Surety which might materially and adversely affect such Borrower or Surety; or

             (k) Bankruptcy, Dissolution, etc. - upon the commencement of any action for the dissolution or liquidation of Borrower or any Surety, or the commencement of any proceeding to avoid any transaction entered into by either Borrower or any Surety, or the commencement of any case or proceeding for reorganization or liquidation of either Borrower's or any Surety's, as the case may be, debts under the Bankruptcy Code or any other state or federal law, now or hereafter enacted for the relief of debtors, whether instituted by or against such Borrower or Surety; provided, however, that such Borrower or Surety shall have sixty (60) days to obtain the dismissal or discharge of involuntary proceedings filed against it, it being understood that during such sixty (60) day period, no Lender shall be obligated to make Advances hereunder and Agent may seek adequate protection in any bankruptcy proceeding; or

             (l) Receiver - upon the appointment of a receiver, liquidator, custodian, trustee or similar official or fiduciary for either Borrower, or any Surety, or for any of such Borrower's or Surety's Property; or

             (m) Execution Process, Seizure, etc. - the issuance of any execution or distraint process against either Borrower or any Surety, or any Property of either Borrower or any Surety is seized by any governmental entity, federal, state or local; or

             (n) Termination of Business - if either Borrower ceases any material portion of its business operations as presently conducted; or

             (o) Pension Benefits, etc. - if Borrowers fail to comply with ERISA, so that grounds exist to permit the appoint ment of a trustee under ERISA to administer Borrowers' employee plans or to allow the Pension Benefit Guaranty Corporation to institute proceedings to appoint a trustee to administer such plan(s), or to permit the entry of a Lien to secure any defi ciency or claim; or

             (p) Investigations - any indication or evidence received by Agent or any Lender that reasonably leads it to believe Borrowers, or either of them may have directly or indirectly been engaged in any type of activity which, would be reasonably likely to result in the forfeiture of any Property of either Borrower to any governmental entity, federal, state or local; or

             (q) Sureties - if any Surety breaches or defaults under the terms and conditions of the Surety Agreement or a Surety Security Agreement, or if the Surety Agreement or any Surety Security Agreement ceases to be in full force and effect; or

             (r) Material Adverse Change - if a material adverse change occurs in the business or condition of the Borrowers or any Surety (whether financial or otherwise).

      8.2 Cure - Nothing contained in this Agreement or the Loan Documents shall be deemed to compel Agent and/or Lenders to accept a cure of any Event of Default hereunder.

      8.3    Rights and Remedies on Default:

             (a) In addition to all other rights, options and remedies granted or available to Agent or Lenders under this Agreement or the Loan Documents, or otherwise available at law or in equity, upon or at any time after the occurrence and during the continuance of an Event of Default or Unmatured Event of Default, Agent may, in its discretion, and the SuperMajority Lenders shall have the right to cause Agent to, withhold or cease making Advances under the Credit Facility.

             (b) In addition to all other rights, options and remedies granted or available to Agent under this Agreement or the Loan Documents (each of which is also then exercisable by Agent), Agent may, in its discretion, and the SuperMajority Lenders shall have the right to cause Agent to, upon or at any time after the occurrence and during the continuance of an Event of Default, to terminate the Credit Facility.

             (c) In addition to all other rights, options and remedies granted or available to Agent under this Agreement or the Loan Documents (each of which is also then exercisable by Agent), Agent may, in its discretion, and the SuperMajority Lenders shall have the right to cause Agent to, upon or at any time after the occurrence of an Event of Default, exercise all rights under the UCC and any other applicable law or in equity, and under all Loan Documents permitted to be exercised after the occurrence of an Event of Default, including the following rights and remedies (which list is given by way of example and is not intended to be an exhaustive list of all such rights and remedies):

                  (i) The right to take possession of, and notify all Lessees of the Agent's and Lenders' security interest in the Collateral and require payment under the Leases to be made directly to Agent for the benefit of Lenders and Agent may, in its own name or in the name of a Borrower(s), exercise all rights of lessor under the Leases and collect, sue for and receive payment on all Leases, and settle, compromise and adjust the same on any terms as may be satisfactory to Agent, in its sole and absolute discretion for any reason or without reason and Agent may do all of the foregoing with or without judicial process (including without limitation notifying the United States postal authorities to redirect mail addressed to Borrowers, or either of them, to an address designated by Agent); or

                  (ii) By its own means or with judicial assistance, subject to the rights of the Lessees, enter Borrowers' premises or location of Collateral and take possession of the Collateral, or render it unusable, or dispose of the Collateral on such premises in compliance with subsection (e) below, without any liability for rent, storage, utilities or other sums, and Borrowers shall not resist or interfere with such action; or

                  (iii) Require Borrowers at Borrowers' expense, subject to the rights of the Lessees, to assemble all or any part of the Collateral and make it available to Agent at any place designated by Agent; or

                  (iv) The right to reduce the Maximum Credit Limit, either or both Borrowing Bases or any portions thereof or the advance rates or to modify the terms and conditions upon which Agent, on behalf of Lenders, may be willing to consider making Advances under the Credit Facility or to take additional reserves in the Borrowing Bases for any reason.

             (e) Borrowers hereby agree that a notice received by them at least ten (10) days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made, shall be deemed to be reasonable notice of such sale or other disposition. If per mitted by applicable law, any Collateral which threatens to speedily decline in value or which is sold on a recognized market may be sold immediately by Agent without prior notice to Borrowers. Borrowers covenant and agree not to interfere with or impose any obstacle to Agent's exercise of its rights and remedies with respect to the Collateral, after the occurrence of an Event of Default hereunder.

      8.4 Nature of Remedies: All rights and remedies granted Agent or Lenders hereunder and under the Loan Documents, or otherwise available at law or in equity, shall be deemed concurrent and cumulative, and not alternative remedies, and Agent may proceed with any number of remedies at the same time until all Obligations are satisfied in full. The exercise of any one right or remedy shall not be deemed a waiver or release of any other right or remedy, and Agent, upon or at any time after the occurrence of an Event of Default, may proceed against Borrowers, or either of them, at any time, under any agreement, with any available remedy and in any order.

      8.5 Set-Off: If any bank account of Borrowers, or either of them, with Agent, any Lender or any participant is attached or otherwise liened or levied upon by any third party, such Lender (and such participant) as agent for Lenders shall have and be deemed to have, without notice to Borrowers, the immediate right of set-off and may apply the funds or amount thus set-off against any of Borrowers' Obligations hereunder.

SECTION 9.  AGENT

      As between the Agent, on one hand, and the Lenders, on the other hand, the Agent and each of the Lenders, who are now or shall become parties to this Agreement, agree as follows (with the consent and approval of Borrowers):

      9.1 Appointment and Authorization. Each Lender, and each subsequent holder of any of the Notes by its acceptance thereof, hereby irrevocably appoints and authorizes the Agent to take such action on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. Except as may be otherwise expressly provided herein, Borrowers are hereby authorized by the Lenders to deal solely with the Agent in all transactions which affect the Lenders under this Agreement and the Loan Documents. The rights, privileges and remedies accorded to the Agent hereunder shall be exercised by the Agent on behalf of all of the Lenders.

      9.2 General Immunity. Subject to the provisions of this Agreement, the Agent will handle all transactions relating to the Loans and all other Obligations, including, without limitation, all transactions with respect to this Agreement, the Loan Documents and all related documents in accordance with its usual banking practices. In performing its duties as Agent hereunder, the Agent will take the same care as it takes in connection with loans in which it alone is interested. However, neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith except for its or their own gross negligence or willful misconduct.

      9.3 Consultation with Counsel. The Agent may consult with legal counsel and any other professional advisors or consultants deemed necessary or appropriate and selected by Agent and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

      9.4 Documents. The Agent shall not be under a duty to examine into or pass upon the effectiveness, genuineness or validity of this Agreement or any of the Notes, any Letters of Credit, or any other instrument or document furnished pursuant hereto or in connection herewith, and the Agent shall be entitled to assume that the same are valid, effective and genuine and what they purport to be. In addition the Agent shall not be liable for failing to make any inquiry concerning the accuracy, performance or observance of any of the terms, provisions or conditions of such instrument or document.

      9.5 Rights as a Bank. With respect to its applicable Pro Rata Percentage of the Credit Facility, the Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. Subject to the provisions of this Agreement, the Agent may accept deposits from, lend money to and generally engage in any kind of banking or trust business with Borrowers, or either of them, and their Affiliates as if it were not the Agent.

      9.6 Responsibility of Agent. It is expressly understood and agreed that the obligations of the Agent hereunder are only those expressly set forth in this Agreement and that the Agent shall be entitled to assume that no Event of Default and no Unmatured Event of Default has occurred and is continuing, unless the Agent has actual knowledge of such fact. Except to the extent Agent is required by the Lenders pursuant to the express terms hereof to take a specific action, the Agent shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights which may be vested in it by, or with respect to taking or refraining from taking any action or actions that it may be able to take under or in respect of, this Agreement and the Loan Documents. The Agent shall incur no liability under or in respect of this Agreement and the Loan Documents by acting upon any notice, consent, certificate, warranty or other paper or instrument reasonably believed by it to be genuine or authentic or to be signed by the proper party or parties, or with respect to anything that it may do or refrain from doing in the reasonable exercise of its judgment, or that may seem to it to be necessary or desirable under the circumstances. It is agreed among the Agent and the Lenders that the Agent shall have no responsibility to carry out field examinations or otherwise examine the books and records or properties of Borrowers, except as the Agent in its sole discretion deems appropriate. The relationship between the Agent and each Lender is and shall be that of agent and principal only and nothing herein shall be construed to constitute the Agent a joint venturer with any Lender, a trustee or fiduciary for any of the Lenders or for the holder of a participation therein nor impose on the Agent duties and obligations other than those set forth herein.

      9.7    Collections and Disbursements.

             (a) The Agent will have the right to collect and receive all payments of the Obligations, together with all fees, charges and other amounts due under this Agreement and the Loan Documents, and the Agent will remit to each Lender according to applicable Pro Rata Percentage (but based on its respective Lender's Loan Balance) all such payments actually received by Agent (subject to any required clearance procedures) on the same Business Day of receipt thereof (but if such payments shall not have been received by the Agent prior to 12:00 noon Eastern Time on such Business Day then, on the next Business
Day).

             (b) On the Business Day for which notice is given Lenders by Agent with respect to requested Advances (which notice shall state the date and amount of such payment), each Lender shall, remit to the Agent its Pro Rata Percentage of the payment in respect to such Advance. The obligation of Lenders hereunder are absolute and unconditional.

             (c) If any such payment received by the Agent is rescinded, determined to be unenforceable or invalid or is otherwise required to be returned for any reason at any time, whether before or after termination of this Agreement and the Loan Documents, each Lender will, upon written notice from the Agent, promptly pay over to the Agent its Pro Rata Percentage of the amount so rescinded, held unenforceable or invalid or required to be returned, together with interest and other fees thereon if also required to be rescinded or returned.

             (d) All payments by the Agent and the Lenders to each other hereunder shall be in immediately available funds. The Agent will at all times maintain proper books of account and records reflecting the interest of each Lender in the Credit Facility, in a manner customary to the Agent's keeping of such records, which books and records shall be available for inspection by each Lender at reasonable times during normal business hours, at such Lender's sole expense. In the event that any Lender shall receive any payments in reduction of the Obligations in an amount greater than its applicable Pro Rata Percentage (based on its respective Lender's Loan Balance) in respect of indebtedness to the Lenders evidenced hereby (including, without limitation amounts obtained by reason of setoffs), such Lender shall hold such excess in trust for Agent (on behalf of all other Lenders) and shall promptly remit to the Agent such excess amount so that the amounts received by each Lender hereunder shall at all times be in accordance with its applicable Pro Rata Percentage. To the extent necessary for each Lender's actual percentage of all outstanding Loans to equal its applicable Pro Rata Percentage (based on its respective Lender's Loan Balance), the Lender having a greater share of any payment(s) than its applicable Pro Rata Percentage (based on its respective Lender's Loan Balance) shall acquire a participation in the applicable outstanding balances of the Pro Rata Shares of the other Lenders as determined by Agent.

      9.8 Indemnification. To the extent not otherwise promptly reimbursed by Borrowers (if appropriate), the Lenders hereby each indemnify the Agent ratably according to their respective Pro Rata Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by the Agent under or related to this Agreement or the other Loan Documents or the Loans, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. Agent shall have the right to deduct, from any amounts to be paid by Agent to any Lender hereunder, any amounts owing to Agent by such Lender by virtue of this paragraph.

      9.9    Expenses.

             (a) All out-of-pocket costs and out-of-pocket expenses incurred by Agent and not reimbursed on demand by Borrowers, in connection with the creation, amendment, administration, termination and enforcement of the Loans (including, without limitation, audit expenses, counsel fees and expenditures to protect, preserve and defend Agent's and each Lender's rights and interest under the Loan Documents) shall be shared and paid on demand by Lenders pro rata, based on their applicable Pro Rata Percentage.

             (b) Agent may deduct from payments or distributions to be made to Lenders such funds as may be necessary to pay or reimburse Agent for such costs or expenses.

      9.10 No Reliance. By execution of or joining in this Agreement, each Lender acknowledges that it has entered into this Agreement and the Loan Documents solely upon its own independent investigation and is not relying upon any information supplied by or any representations made by Agent. Each Lender shall continue to make its own analysis and evaluation of Borrowers. Agent makes no representation or warranty and assumes no responsibility with respect to the financial condition or Property of Borrowers, any Lessee or any Collateral; the accuracy, sufficiency or currency of any information concerning the financial condition, prospects or results of operations of Borrowers; or for sufficiency, authenticity, legal effect, validity or enforceability of the Loan Documents. Agent assumes no responsibility or liability with respect to the collectibility of the Obligations or the performance by Borrowers of any obligation under the Loan Documents.

      9.11 Reporting. During the term of this Agreement, Agent will promptly furnish each Lender such financial statements and reports of Borrowers as any Lender may reasonably request. Agent will notify Lenders within a reasonable period of time (not to exceed ten (10) Business Days) after it receives actual knowledge of any Event of Default under the Loan Documents.

      9.12 Removal of Agent. The Agent may resign at any time upon giving thirty (30) days prior written notice thereof to Lenders and Borrower. The Agent may be removed as Agent hereunder upon the written direction of all Lenders exclusive of the Agent upon the following: (i) wilful misconduct in the performance of Agent's duties or responsibilities under this Agreement; or (ii) if a receiver, trustee or conservator is appointed for Agent or any state or federal regulatory authority assumes management or control of Agent or if, under applicable law, the administrative or discretionary duties and responsibilities of Agent hereunder become controlled by or subject to the approval of any state or federal regulatory authority. Upon any resignation or permitted removal of Agent, the Lenders shall have the right to appoint a successor Agent by majority vote of the other Lenders (based upon the percentages of the total Pro Rata Shares of the Lenders other than the Lender which is the Agent). Upon the acceptance of the appointment as a successor Agent hereunder by such successor Agent, such successor Agent shall thereupon succeed to and become vested with all rights, powers, obligations and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations hereunder.

      9.13 Action on Instructions of Lenders. With respect to any provision of this Agreement, or any issue arising thereunder, concerning which the Agent is authorized to act or withhold action by direction of one or more Lenders, the Agent shall in all cases be fully protected in so acting, or in so refraining from acting, hereunder in accordance with written instructions signed by the requisite Lenders. Such instructions and any action taken or failure to act pursuant thereto shall be binding on all Lenders and on all holders of the Notes.

      9.14 Several Obligations. The obligation of each Lender is several, and neither the Agent nor any other Lender shall be responsible for any obligation hereunder of any other Lender.

      9.15   Consent of Banks.

             (a) Subject to the terms hereof, Agent shall have the sole and exclusive right to service, administer and monitor the Loans and the Loan Documents, including without limitation, the right to exercise all rights, remedies, privileges and options under the Loan Documents, including without limitation the determination as to the basis on which and extent to which, Advances may be made.

             (b) Notwithstanding anything to the contrary contained in subparagraph (a) above, Agent shall not, without the prior written consent of all Lenders: (i) extend or renew the Current Term or, any payment date under the Credit Facility, (ii) decrease any interest rate on the Credit Facility, (iii) compromise or settle all or a portion of the Obligations, (iv) release any obligor from the Obligations except in connection with termination of the Credit Facility and full payment and satisfaction of all Obligations, (v) increase the Borrowing Base advance rate, (vi) modify Section 9.15(b) or (c) or the definition of SuperMajority Lenders or Majority Lenders, or (vii) increase the Maximum Credit Limit; provided however that Agent may increase the Maximum Credit Limit by first offering the amount of any such increase to each of the Lenders in accordance with their respective Pro Rata Percentage. To the extent any Lender(s) may choose not to increase its/their respective Pro Rata Shares by the amount attributable to its/their Pro Rata Percentage of such increase, such amount will be offered to the other Lenders on such sharing basis as Agent may reasonably establish. After each Lender choosing to increase its Pro Rata Share has agreed to do so, and in conjunction with the modification of this Agreement to reflect such increase executed by those Lenders sharing in the increase of the Credit Facility, the Lenders' Pro Rata Percentages will be adjusted accordingly and all Lenders (whether or not sharing in such increase) shall be bound by such modification.

             (c) Notwithstanding anything to the contrary contained in subparagraph (a) above, Agent shall not, without the prior written consent of the SuperMajority Lenders: (i) enter into any written amendment to any of the Loan Documents; (ii) waive Borrower's compliance with the terms and conditions of the Loan Documents or any Event of Default hereunder or thereunder; or (iii) consent to Borrower taking any action which, if taken, would constitute an Event of Default under this Agreement or under any of the Loan Documents.

             (d) After an acceleration of the Obligations, Agent shall have the sole and exclusive right, with communication (to the extent reasonably practicable under the circumstances) with all Lenders, to exercise or refrain from exercising any and all rights, remedies, privileges and options under the Loan Documents and available at law or in equity to protect and enforce the rights of the Lenders and collect the Obligations, including, without limitation, instituting and pursuing all legal actions against Borrowers or to collect the Obligations, or defending any and all actions brought by Borrowers or other Person; or incurring Expenses or otherwise making expenditures to protect the Loans, the Collateral or Lenders' rights or remedies.

             (e) To the extent Agent is required to obtain or otherwise elects to seek the consent of Lenders to an action Agent desires to take, if any Lender fails to notify Agent, in writing, of its consent or dissent to any request of Agent hereunder within seven (7) Business Days of such Lender's receipt of such request, such Lender shall be deemed to have given its consent thereto.

             (f) No provision in Section 9 of this Agreement may be amended without Agent's prior written consent.

      9.16 Participations and Assignments: Each Borrower hereby acknowledges and agrees that a Lender may at any time:

             (a) grant participations in up to forty-nine percent (49%) of its Pro Rata Percentage and Pro Rata Share or of its right, title and interest therein or in or to this Agreement (collectively, "Participations") to any other lending office of such Lender or to any other bank, lending institution or other entity which the granting Lender reasonably determines has the requisite sophistication to evaluate the merits and risks of investments in participations ("Participants"); provided, however, that: (i) all amounts payable by the Borrower to each Lender hereunder shall be determined as if such Lender had not granted such Participation; and (ii) any agreement pursuant to which any Lender may grant a Participation: (A) shall provide that such Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provisions of this Agreement; and (B) such participation agreement may provide that such Lender will not agree to any modification, amendment or waiver of this Agreement without the consent of the Participant if such amendment, modification or waiver would reduce the principal of or rate of interest on the Loans, increase the amount of the Maximum Credit Limit or postpone the date fixed for any scheduled payment of principal of or interest on the Loans subject to Section 9.15 hereof; and

             (b) assign (i) all or any percent of its Pro Rata Percentage and Pro Rata Share or any right, title and interest therein or in and to this Agreement to a Lender or any affiliate of a Lender; or (ii) up to forty nine percent (49%) of its Pro Rata Percentage or Pro Rata Share or any right, title and interest therein or in and to this Agreement to a third party, with the prior written consent of the Agent which consent shall not be unreasonably withheld, and in either event, such Lender shall pay to the Agent a $2,500 transfer fee. All Participations and assignments hereunder shall be of the Pro Rata Percentage or Pro Rata Share of the Lender making the assignment or granting the Participation.

SECTION 10.  MISCELLANEOUS

      10.1 GOVERNING LAW: THIS AGREEMENT, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. THE PROVISIONS OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY
PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.

      10.2 Integrated Agreement: The Notes, the other Loan Documents, all related agreements, and this Agreement shall be construed as integrated and complementary of each other, and as augmenting and not restricting Lenders' and Agent's rights and remedies. If, after applying the foregoing, an inconsistency still exists, the provisions of this Agreement shall constitute an amendment thereto and shall control.

      10.3   Waiver:

             (a) No omission or delay by Agent or Lenders in ex ercising any right or power under this Agreement or any related agreements and documents will impair such right or power or be construed to be a waiver of any default, or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and as to Borrower no waiver will be valid unless in writing and signed by Agent and then only to the extent specified.

             (b) Each Borrower releases and shall indemnify, defend and hold harmless Agent and Lenders, and their respective officers, employees and agents, of and from any claims, demands, liabilities, obligations, judgments, injuries, losses, damages and costs and expenses (including, without limitation, reasonable legal fees) resulting from (i) acts or conduct of either Borrower or under, pursuant or related to this Agreement and the other Loan Documents, (ii) either Borrower's breach or violation of any representation, warranty, covenant or undertaking contained in this Agreement or the other Loan Documents, and

(iii) either Borrower's failure to comply with any or all laws, statutes, ordinances, governmental rules, regulations or standards, whether federal, state or local, or court or administrative orders or decrees, (including without limitation environmental laws, etc.) and all costs, expenses, fines, penalties or other damages resulting therefrom, unless resulting from acts or conduct of Lenders constituting wilful misconduct or gross negligence.

      10.4 Time: Whenever Borrowers shall be required to make any payment, or perform any act, on a day which is not a Business Day, such payment may be made, or such act may be performed, on the next succeeding Business Day. Time is of the essence in Borrowers' performance under all provisions of this Agreement and all related agreements and documents.

      10.5 Expenses of Agent: At Closing and from time to time thereafter, Borrowers will pay all expenses of Agent on demand (including, without limitation, search costs, audit fees, appraisal fees, and the fees and expenses of legal counsel for Agent) relating to this Agreement, and all related agreements and documents, including, without limitation, expenses incurred in the analysis, negotiation, preparation, closing, administration and enforcement of this Agreement and the other Loan Documents, the enforcement, protection and defense of the rights of Agent and Lenders in and to the Loans and Collateral or otherwise hereunder, and any reasonable expenses relating to extensions, amendments, waivers or consents pursuant to the provisions hereof, or any related agreements and documents or relating to agreements with other creditors, or termination of this Agreement (collectively, the "Expenses").

      10.6 Brokerage: Except as otherwise provided herein, this transaction was brought about and entered into by Agent, Lenders and Borrowers acting as principals and without any brokers, agents or finders being the effective procuring cause hereof. Borrowers represent that it has not committed Agent or any Lender to the payment of any brokerage fee, commission or charge in connection with this transaction. If any such claim is made on Agent or any Lender by any broker, finder or agent or other person, Borrowers hereby indemnify, defend and save such party harmless against such claim and further will defend, with counsel satisfactory to Agent, any action or actions to recover on such claim, at Borrowers' own cost and expense, including such party's reasonable counsel fees. Borrowers further agree that until any such claim or demand is adjudicated in such party's favor, the amount demanded shall be deemed a liability of Borrowers under this Agreement.

      10.7   Notices:

             (a) Any notices or consents required or permitted by this Agreement shall be in writing and shall be deemed given if delivered in person or if sent by telecopy or by nationally recognized overnight courier, or via first class, Certified or Registered mail, postage prepaid, as follows, unless such address is changed by written notice hereunder:

             If to Agent to:      CoreStates Bank, N.A.
                                  1339 Chestnut Street, 11th Floor
                                  Philadelphia, PA 19107
                                  Attn:  Mr. Hugh Connelly, Vice President
                                  Telecopy No.: 215/786-7704

             With copies to:      Blank, Rome, Comisky & McCauley
                                  One Logan Square
                                  Philadelphia, PA 19103
                                  Attn: Mark I. Rabinowitz, Esquire
                                  Telecopy No.: 215/569-5522

             If to Borrowers to:  Capital Associates International, Inc.
                                  7175 W. Jefferson Avenue
                                  Suite 4000
                                  Lakewood, Colorado 80235
                                  Attn: Anthony DiPaolo, Sr. Vice President
                                  Telecopy No.: 303/980-7065

             With copies to:

             If to Lenders:



             to the addresses set forth on Schedule A

             (b) Any notice sent by Agent, any Lender or Borrowers by any of the above methods shall be deemed to be given when so received.

             (c) Agent shall be fully entitled to rely upon any facsimile transmission or other writing purported to be sent by any Authorized Officer (whether requesting an Advance or otherwise) as being genuine and authorized.

      10.8 Waiver of Subrogation: Borrowers and Sureties each hereby irrevocably, unconditionally and fully subordinate in favor of Agent, for the benefit of Lenders, any and all rights they, or any of them, may have at any time (whether arising directly or indirectly, by operation of law or contract) to assert or receive payment on any claim against each other or any of them, on account of payments made under this Agreement, including without limitation, any and all rights of subrogation, reimbursement, exoneration, contribution or indemnity. Each Borrower and Surety waives any event or circumstance which might constitute a legal or equitable defense of, or discharge of, such Borrower or Surety. Furthermore, each Borrower and Surety agrees that if any payment on the Obligations is recovered from, or repaid by Agent and/or any Lender in whole or in part in any bankruptcy, insolvency or similar proceeding instituted by or against any Borrower or Surety, the remaining Borrower and Sureties shall be obligated to the same extent as if the recovered or repaid payment had never been originally made on such Obligation.

      10.9   Additional Waivers:

             (a) Each Borrower hereby consents and agrees that Agent and/or Lenders may (subject to Section 9.15) at any time or from time to time in their discretion (i) settle, compromise or grant releases for liabilities of other Borrower, and/or any other Person or Persons liable for any Obligations, (ii) in the exercise of its remedies under Section 8.3 of this Agreement, exchange, release, surrender, sell, subordinate, or compromise any Collateral of any party now or hereafter securing any of the Obligations, and (iii) apply any and all payments received at any time against the Obligations in any order as Agent or Lenders may determine; all of the foregoing in such manner and upon such terms as Agent or Lenders may see fit, and without notice to or further consent from such Borrower who hereby agrees to be and shall remain bound upon this Agreement notwithstanding any such action on Agent's or Lenders' part.

             (b)  The liability  of each  Borrower  hereunder  is  absolute  and unconditional and shall not be reduced, impaired or affected in any way by reason of (i) any failure to obtain, retain or preserve, or the lack of prior enforcement of, any rights against any Person or Persons (including the other Borrower and the Sureties) or in any Property, (ii) the invalidity or unenforceability of any Obligations or rights in any Collateral, (iii) any delay in making demand upon the Borrower or any delay in enforcing, or any failure to enforce, any rights against the other Borrower or in any Collateral even if such rights are thereby lost, (iv) any failure, neglect or omission to obtain, perfect or retain any lien upon, protect, exercise rights against, or realize on, any Property of either Borrower, the Sureties, or any other party securing the Obligations, (v) the existence or nonexistence of any defenses which may be available to the other Borrower, or Sureties with respect to the Obligations, or
(vi) the commencement of any bankruptcy, reorganization, liquidation, dissolution or receivership proceeding or case filed by or against either of the Borrowers.

      10.10 Headings: The headings of any paragraph or Section of this Agreement are for convenience only and shall not be used to interpret any provision of this Agreement.

      10.11 Survival: All warranties, representations, and covenants made by Borrowers, or either of them, herein, or in any agreement referred to herein or on any certificate, document or other instrument delivered by it or on its behalf under this Agreement, shall be considered to have been relied upon by Agent and Lenders, and shall survive the delivery to Lenders of the Notes, regardless of any investigation made by Lenders or on their behalf. All statements in any such certificate or other instrument prepared and/or delivered for the benefit of Agent and any and all Lenders shall constitute warranties and represen tations by Borrowers hereunder. Except as otherwise expressly provided herein, all covenants made by Borrowers, or either of them, hereunder or under any other agreement or instrument shall be deemed continuing until all Obligations are satisfied in full.

      10.12 Successors and Assigns: This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties. Neither Borrower may transfer, assign or delegate any of its duties or obligations hereunder.

      10.13 Duplicate Originals: Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in counterparts, all of which counterparts taken together shall constitute one completed fully executed document.

      10.14 Modification: No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed by Borrowers, Agent and the Lenders except as to Section 9 hereof.

      10.15 Signatories: Each individual signatory hereto repre sents and warrants that he is duly authorized to execute this Agreement on behalf of his principal and that he executes the Agreement in such capacity and not as a party.

      10.16 Third Parties: No rights are intended to be created hereunder, or under any related agreements or documents for the benefit of any third party donee, creditor or incidental benefi ciary of either Borrower. Nothing contained in this Agreement shall be construed as a delegation to Agent or any Lender of Borrowers' duty of performance, including, without limitation, Borrowers' duties under any Lease, account or contract with any other Person.

      10.17 Discharge of Taxes, Borrower's Obligations, Etc.: Agent, in its sole discretion, shall have the right at any time, and from time to time, with prior notice to Borrowers, if Borrowers fail to do so five (5) Business Days after requested in writing to do so by Agent, to: (a) pay for the performance of any of Borrowers' obligations hereunder, and (b) discharge taxes or Liens, at any time levied or placed on any of Borrowers' Property in violation of this

Agreement unless Borrowers are in good faith with due diligence by appropriate proceedings contesting such taxes or Liens and maintaining proper reserves therefor in accordance with GAAP. Expenses and advances shall be deemed to be the Revolving Credit Loans, bear interest at the highest applicable Borrowing Rate or the Default Rate, as applicable, until reimbursed to Agent. Such payments and advances made by Agent shall not be construed as a waiver by Agent or Lenders of an Event of Default under this Agreement.

      10.18 Withholding and Other Tax Liabilities: Each Lender shall have the right to refuse to make any Advances from time to time unless Borrowers shall, at Agent's request, have given to Agent evidence, reasonably satisfactory to Agent, that Borrowers have properly deposited or paid, as required by law, all with holding taxes and all federal, state, city, county or other taxes due up to and including the date of the requested Advance. Copies of deposit slips showing payment shall likewise constitute satisfactory evidence for such purpose. In the event that any lien, assessment or tax liability against Borrowers shall arise in favor of any taxing authority, whether or not notice thereof shall be filed or recorded as may be required by law, Agent shall have the right (but shall not be obligated, nor shall Agent or any Lender hereby assume the duty) to pay any such lien, assess ment or tax liability by virtue of which such charge shall have arisen; provided, however, that Agent shall not pay any such tax, assessment or lien if the amount, applicability or validity thereof is being contested in good faith and by appropriate proceedings by Borrowers. In order to pay any such lien, assessment or tax liability, Agent shall not be obliged to wait until said lien, assessment or tax liability is filed before taking such action as hereinabove set forth. Any sum or sums which Agent (shared ratably by Lenders) shall have paid for the discharge of any such lien shall be treated as a Revolving Credit Loan and shall be paid by Borrowers to Agent with interest thereon at the highest applicable Borrowing Rate or Default Rate, as applicable, upon demand, and Agent shall be subrogated to all rights of such taxing authority against Borrowers.

      10.19 Most Favored Lenders: Borrowers agree to promptly notify Agent in writing if any agreement for borrowed money to which either Borrower is a party, contains or is amended to contain, financial or performance covenants more restrictive than those contained herein and upon Agent's request, Borrowers agree to amend this Agreement accordingly so that covenants contained herein are substantially the same as those contained in such other agreements for borrowed money.

      10.20 Consent to Jurisdiction: Each Borrower and each Lender hereby irrevocably consents to the jurisdiction of the Courts of Common Pleas of Philadelphia, Commonwealth of Pennsylvania or the United States District Court for the Eastern District of Pennsylvania in any and all actions and proceedings whether arising hereunder or under any other agreement or undertaking and irrevocably agree to service of process by certified mail, return receipt requested to the address of the appropriate party set forth herein.

      10.21 Waiver of Jury Trial: EACH BORROWER, EACH LENDER AND AGENT HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION COMMENCED BY OR AGAINST AGENT OR ANY LENDER OR LENDERS WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS.

      10.22 Information to Participant: Agent and each Lender may divulge to any participant, co-lender or assignee or prospective participant, co-lender or assignee it may obtain in the Credit Facility, or any portion thereof, all information, and furnish to such Person copies of any reports, financial statements, certifi cates, and documents obtained under any provision of this Agreement, or related agreements and documents; provided, however that any potential participant, co-lender or assignee agrees to hold in confidence all confidential or proprietary information provided to them by Borrowers, Agent or such Lender except (a) to the extent that the production of such information is required pursuant to any statute, ordinance, regulation, rule or order or any subpoena or any governmental inquiry or by reason of any bank regulation in connection with any bank examination, and (b) such potential participant, co-lender or assignee shall not be prohibited from disclosing any such information to any of their agents, officers, employees, attorneys, accountants or consultants who shall be informed of this provision.

SECTION 11.  SPECIAL INTER-BORROWER/SURETY PROVISIONS

      11.1   Certain Borrower and Surety Acknowledgments and Agreements.

             (a) Each Borrower and Surety acknowledges that it will enjoy significant benefits from the business conducted by the Borrowers because of, inter alia, their combined ability to bargain with other Persons including without limitation their ability to receive the Credit Facility on favorable terms granted by this Agreement and other Loan Documents which would not have been available to an individual Borrower acting alone. Each Borrower and Surety has determined that it is in its best interest to procure the Credit Facility which each Borrower may utilize directly and which receive the credit support of the other Borrower and Sureties as contemplated by this Agreement and the other Loan Documents.

             (b) The Agent and Lenders have advised the Borrowers that they are unwilling to enter into this Agreement and the other Loan Documents and make available the Credit Facility extended hereby to any Borrower unless each Borrower and each Surety agrees, among other things, to be jointly and severally liable for the due and proper payment of the Obligations of Borrowers under this Agreement and other Loan Documents. Each Borrower and Surety has determined that it is in its best interest and in pursuit of its purposes that it so induce the Agent and Lenders to extend credit pursuant to this Agreement and the other documents executed in connection herewith (i) because of the desirability to each Borrower and Surety of the Credit Facility, the interest rates and the modes of borrowing available hereunder, (ii) because each Borrower may engage in transactions jointly with the other Borrower and the Sureties and (iii) because each Borrower may require, from time to time, access to funds under this Agreement for the purposes herein set forth.

             (c) Each Borrower and Surety has determined that it has and, after giving effect to the transactions contemplated by this Agreement and the other Loan Documents (including, without limitation, the inter-Borrower/Surety arrangement set forth in this Section 11) will have, assets having a fair saleable value in excess of the amount required to pay its probable liability on its existing debts as they fall due for payment and that the sum of its debts is not and will not then be greater than all of its property at a fair valuation, that such Borrower and/or Surety has, and will have, access to adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection therewith as such debts mature and that the value of the benefits to be derived by such Borrower and/or Surety from the access to funds under this Agreement.

      11.2 Maximum Amount Of Joint and Several Liability. To the extent that applicable law otherwise would render the full amount of the joint and several obligations of any Borrower or Surety hereunder and under the other Loan Documents invalid or unenforceable, such Borrower's or Surety's obligations hereunder and under the other Loan Documents shall be limited to the maximum amount which does not result in such invalidity or unenforceability, provided, however, that each Borrower's and Surety's obligations hereunder and under the other Loan Documents shall be presumptively valid and enforceable to their fullest extent in accordance with the terms hereof or thereof, as if this
Section 11.2 were not a part of this Agreement.

      11.3   Authorization of Parent by Borrowers and Sureties.

             (a) Each of the Borrowers and Sureties hereby irrevocably authorizes Parent to give notices, make requests, make payments, receive payments and notices, give receipts and execute agreements, make agreements or take any other action whatsoever on behalf of such Borrower or Surety under and with respect to any Loan Document and each Borrower and Surety shall be bound thereby. This authorization is coupled with an interest and shall be irrevocable, and the Agent and Lenders may rely on any notice, request, information supplied by Parent, every document executed by Parent, every agreement made by Parent or other action taken by Parent in respect of the Borrowers and Sureties or any thereof as if the same were supplied, made or taken by any or all Borrowers and Sureties. Without limiting the generality of the foregoing, the failure of any Borrower to join in the execution of any writing in connection herewith shall not, unless the context clearly requires, relieve any such Borrower or Surety from obligations in respect of such writing.

             (b) The Borrowers and Sureties acknowledge that the credit provided hereunder is on terms more favorable than any Borrower or Surety acting alone would receive and that each Borrower and Surety benefits directly and indirectly from all Advances hereunder. Subject only to the terms of the preceding Section 11.2, each of the Borrowers and Sureties, shall be jointly and severally liable for all Obligations, regardless of, inter alia, which Borrower requested (or received the proceeds of) a particular Advance.

      IN WITNESS WHEREOF, the undersigned parties have executed this Agreement the day and year first above written.


                           BORROWERS:


                           CAPITAL ASSOCIATES, INC.

                           By:  /s/Anthony M. DiPaolo
                                ---------------------------------
                                Anthony M. DiPaolo
                                Title:  Senior V.P.

                           Attest:  /s/Philip J. Teigen
                                    -----------------------------
                                    Philip J. Teigen

                                    (Corporate Seal)

                           Fed. Tax ID No. 84-1055327



                           CAPITAL ASSOCIATES INTERNATIONAL, INC.

                           By:  /s/Anthony M. DiPaolo
                                ---------------------------------
                                Anthony M. DiPaolo
                                Title:  Senior V.P.

                           Attest:  /s/Philip J. Teigen
                                    -----------------------------
                                    Philip J. Teigen

                                    (Corporate Seal)

                           Fed. Tax ID No. 84-0724694

                           AGENT:


                           CORESTATES BANK, N.A.

                           By:  /s/Hugh W. Connelly
                                ----------------------------------
                                Hugh W. Connelly
                                Title:  Vice President


                           LENDERS:

                           CORESTATES BANK, N.A., as Lender and Issuing Bank

                           By:  /s/Hugh W. Connelly
                                ----------------------------------
                                Hugh W. Connelly
                                Title:  Vice President


                           NORWEST BANK COLORADO, N.A.

                           By:  /s/Sandra A. Sauer
                                ----------------------------------
                                Sandra A. Sauer
                                Title:  Vice President


                           BANKBOSTON, N.A.

                           By:  /s/Deirdre M. Holland
                                ----------------------------------
                                Deirdre M. Holland
                                Title:  Vice President


                           EUROPEAN AMERICAN BANK

                           By:  /s/Robert Peck
                                ----------------------------------
                                Robert Peck
                                Title:  Vice President

                           U.S. BANK NATIONAL ASSOCIATION, D/B/A
                           COLORADO NATIONAL BANK

                           By:  /s/Ralph P. Atkinson
                                ----------------------------------
                                Ralph P. Atkinson
                                Title:  Vice President

                           SURETIES:

                           CAI EQUIPMENT LEASING II CORP.

                           By:  /s/Anthony M. DiPaolo
                                ----------------------------------
                                Anthony M. DiPaolo
                                Title:  Senior V.P. & Treasurer

                           Attest:  /s/David J. Anderson
                                    ------------------------------
                                    David J. Anderson

                                    (Corporate Seal)

                           Fed. Tax ID No.: 84-1133179


                           CAI EQUIPMENT LEASING III CORP.

                           By:  /s/Anthony M. DiPaolo
                                ----------------------------------
                                Anthony M. DiPaolo
                                Title:  Senior V.P. & Treasurer

                           Attest:  /s/David J. Anderson
                                    ------------------------------
                                    David J. Anderson

                                    (Corporate Seal)

                           Fed. Tax ID No.: 84-1184608


                           CAI EQUIPMENT LEASING IV CORP.

                           By:  /s/Anthony M. DiPaolo
                                ----------------------------------
                                Anthony M. DiPaolo
                                Title:  Senior V.P. & Treasurer

                           Attest:  /s/David J. Anderson
                                    ------------------------------
                                    David J. Anderson

                                    (Corporate Seal)

                           Fed. Tax ID No.: 84-1248788


                           CAI EQUIPMENT LEASING V CORP.

                           By:  /s/Anthony M. DiPaolo
                                ----------------------------------
                                Anthony M. DiPaolo
                                Title:  Senior V.P. & Treasurer

                           Attest:  /s/David J. Anderson
                                    ------------------------------
                                    David J. Anderson

                                    (Corporate Seal)

                           Fed. Tax ID No.: 84-1348277


                           CAI PARTNERS MANAGEMENT COMPANY

                           By:  /s/Anthony M. DiPaolo
                                ----------------------------------
                                Anthony M. DiPaolo
                                Title:  Senior V.P. & Treasurer

                           Attest:  /s/David J. Anderson
                                    ------------------------------
                                    David J. Anderson

                                    (Corporate Seal)

                           Fed. Tax ID No.: 84-1066243

                           CAPITAL EQUIPMENT CORPORATION

                           By:  /s/Anthony M. DiPaolo
                                ----------------------------------
                                Anthony M. DiPaolo
                                Title:  Senior V.P.

                           Attest:  /s/John A. Reed
                                    ------------------------------
                                    John A. Reed

                                    (Corporate Seal)

                           Fed. Tax ID No.: 84-0913965


                           CAI EQUIPMENT LEASING VI CORP.

                           By:  /s/Anthony M. DiPaolo
                                ----------------------------------
                                Anthony M. DiPaolo
                                Title:  Senior V.P. & Treasurer

                           Attest:  /s/David J. Anderson
                                    ------------------------------
                                    David J. Anderson

                                    (Corporate Seal)

                           Fed. Tax ID No.: 84-1435874


                           CAI LEASE SECURITIZATION I CORP.

                           By:  /s/Anthony M. DiPaolo
                                ----------------------------------
                                Anthony M. DiPaolo
                                Title:  Senior V.P.

                           Attest:  /s/John A. Reed
                                    ------------------------------
                                    John A. Reed

                                    (Corporate Seal)

                           Fed. Tax ID No.: 84-1250490


                           CAI LEASING CANADA, LTD.

                           By:  /s/Anthony M. DiPaolo
                                ----------------------------------
                                Anthony M. DiPaolo
                                Title:  President

                           Attest:  /s/John A. Reed
                                    ------------------------------
                                    John A. Reed

                                    (Corporate Seal)

                           Fed. Tax ID No.: 84-1150068


                           CAPITAL ASSOCIATES INTERNATIONAL de MEXICO S. de R.L. de C.V.

                           By:  /s/Anthony M. DiPaolo
                                ----------------------------------
                                Anthony M. DiPaolo
                                Title:  Treasurer

                           Attest:  /s/Philip J. Teigen
                                    -----------------------------
                                    Philip J. Teigen

                                    (Corporate Seal)

                           Fed. Tax ID No.: N/A

                           WHITEWOOD EQUIPMENT CORPORATION f/k/a
                           WHITEWOOD CREDIT CORPORATION

                           By:  /s/Anthony M. DiPaolo
                                ----------------------------------
                                Anthony M. DiPaolo
                                Title:  President

                           Attest:  /s/John A. Reed
                                    ------------------------------
                                    John A. Reed

                                    (Corporate Seal)

                           Fed. Tax ID No.: 84-1032253


                           CAI SECURITIES CORPORATION

                           By:  /s/Anthony M. DiPaolo
                                ----------------------------------
                                Anthony M. DiPaolo
                                Title:  Senior V.P.

                           Attest:  /s/David J. Anderson
                                    ------------------------------
                                    David J. Anderson

                                    (Corporate Seal)

                           Fed. Tax ID No.: 68-0002657